Registration No. 333-59103

Registration No. 811-3989

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES

ACT OF 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 13	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT

COMPANY ACT OF 1940	☐

Amendment No. 18	☒

(Check appropriate box or boxes.)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

(Exact Name of Registrant)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

(Name of Depositor)

720 East Wisconsin Avenue, Milwaukee, Wisconsin	53202
(Address of Depositor’s Principal Executive Offices)	(Zip Code)

Depositor’s Telephone Number, including Area Code 414-271-1444

ROBERT J. BERDAN, Vice President, General Counsel and Secretary

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Copy to:

Michael J. Mazza, Assistant General Counsel

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

414-665-2052

Approximate Date of Proposed Public Offering  Continuous

It is proposed that this filing will become effective (check appropriate space)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2007 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (DATE) pursuant to paragraph (a)(1) of Rule 485
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in the Northwestern Mutual Variable Life Account under flexible premium variable joint life insurance policies.

The Northwestern Mutual Life Insurance Company

Variable *Joint* Life

April 30, 2007

Prospectuses

Flexible Premium Variable Joint Life Insurance Policy

Insurance Payable on Second Death

Variable Joint Life

www.northwesternmutual.com

Northwestern Mutual®

71-2010 (0599) (REV. 0407)

Prospectus

April 30, 2007

Variable Joint Life

Issued by The Northwestern Mutual Life Insurance Company

and the Northwestern Mutual Variable Life Account

This prospectus describes a flexible premium Variable Joint Life Insurance Policy with insurance payable on second death (the “Policy”). You may choose to invest your Net Premiums in one or more divisions of the Northwestern Mutual Variable Life Account (the “Separate Account”), each of which invests in one of the corresponding portfolios/funds listed below:

Northwestern Mutual Series Fund, Inc.
Small Cap Growth Stock Portfolio	Large Cap Core Stock Portfolio
T. Rowe Price Small Cap Value Portfolio	Capital Guardian Domestic Equity Portfolio
Mid Cap Growth Stock Portfolio	T. Rowe Price Equity Income Portfolio
International Growth Portfolio	Index 500 Stock Portfolio
Franklin Templeton International Equity Portfolio	Asset Allocation Portfolio
AllianceBernstein Mid Cap Value Portfolio	Balanced Portfolio
Index 400 Stock Portfolio	High Yield Bond Portfolio
Janus Capital Appreciation Portfolio	Select Bond Portfolio
Growth Stock Portfolio	Money Market Portfolio

Fidelity® Variable Insurance Products
VIP Mid Cap Portfolio

Russell Investment Funds
Multi-Style Equity Fund	Core Bond Fund
Aggressive Equity Fund	Real Estate Securities Fund
Non-U.S. Fund

Please note that the Policy and the portfolios/funds are not guaranteed to achieve their goals and are not federally insured. The Policy and the portfolios/funds have not been endorsed by any bank or government agency and are subject to risks, including loss of the principal amount invested.

This Policy is subject to the law of the state in which the Policy is issued. Some of the terms of the Policy may differ from the terms of the Policy delivered in another state because of state specific legal requirements. Areas where state specific Policy provisions may apply include, but are not limited to:

•	certain investment options and certain policy features;
•	free look rights, including the length of free look period and refund amounts;
•	premium taxes; and
•	fund transfer rights.

Please read carefully this prospectus and the accompanying prospectuses for the corresponding portfolios/funds and keep them for future reference. These prospectuses provide information that you should know before investing in the Policy.

You should rely only on the information contained in these prospectuses. No person is authorized to make any representation in connection with the offering of the Policy other than those contained in these prospectuses.

The Securities and Exchange Commission has not approved or disapproved the Policy or determined that this prospectus is accurate or complete. It is a criminal offense to state otherwise.

Contents for this Prospectus

PROSPECTUS

Variable Joint Life

•	Flexible Premium Variable Joint Life Insurance Policy
•	Insurance Payable on Second Death

Summary of Benefits and Risks

The following summary identifies some of the benefits and risks of the Policy. It omits important information which is included elsewhere in this prospectus, in the attached mutual fund prospectuses, and in the terms of the Policy.

Benefits of the Policies

Death Benefit    The primary benefit of your Policy is the life insurance protection that it provides. The death benefit is payable on the second death while the Policy is in force. The Policy offers a choice of three death benefit options: Specified Amount (Option A); Specified Amount Plus Policy Value (Option B)—The Policy Value is the cumulative amount invested less withdrawals, adjusted for investment results and interest on Policy debt, reduced by the Monthly Policy Charges; or Specified Amount Plus Premiums Paid (Option C). You select the Specified Amount when you purchase the Policy. In addition, we will increase the death benefit under any of the Options if necessary to meet the definitional requirements for life insurance for federal income tax purposes.

Access to Your Values    You may surrender your Policy for the Cash Value at any time during the lifetime of at least one of the insured persons. You may make a withdrawal of Cash Value. You may borrow up to 90% of the Policy Value, after the surrender charge has been deducted, using the Policy as security.

Flexibility    You may select the death benefit option and Specified Amount subject to our availability limits. You control the amount and timing of premium payments, within limits. You choose the test for qualifying this Policy as “life insurance” for federal income tax purposes. After a Policy is issued you may change the death benefit option, or increase or decrease the Specified Amount, subject to our approval. You may direct the allocation of your premiums and apportion the Northwestern Mutual Variable Life Account (“Separate Account”) assets supporting your Policy among the 24 divisions of the Separate Account. Subject to certain limits, you may transfer accumulated amounts from one division to another.

Right to Return Policy    You may return the Policy for a refund within 45 days after you sign the application for insurance, or within 10 days (or later where required by state law) after you receive the Policy. The amount of your refund will depend on state law.

Tax Benefits    You are generally not taxed on your Policy’s investment gains until you surrender the Policy or make a withdrawal.

Risks of the Policies

Investment Risk    Your Policy allows you to participate in the investment experience of the Separate Account divisions you select. You bear the corresponding investment risks. You will be subject to the risk that the investment performance of the divisions will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Cash Value will decrease. You could lose everything you invest. You may find a comprehensive discussion of these risks in the attached mutual fund prospectuses. You will also be subject to the risk that the investment performance of the divisions you choose may be less favorable than that of other divisions, and in order to keep the Policy in force, you may be required to pay more premiums than originally planned.

Policy for Long-Term Protection    Your Policy is designed to serve your need for long-term life insurance protection. It is not suitable for short-term goals. We have not designed the Policies for frequent trading.

Policy Lapse    Your Policy will lapse if you do not pay sufficient premium to keep it in force. Favorable investment experience will reduce the chance the Policy will lapse but we do not guarantee investment experience. Policy loans or withdrawals of Cash Value may increase the premium needed to keep the Policy in force.

Policy Loan Risks    A loan, whether or not repaid, will affect your Policy Value and Cash Value over time because the amounts borrowed do not participate in the investment performance of the divisions. The effect may be either favorable or unfavorable, depending on whether the earnings rate credited to the loan amount is higher or lower than the investment performance of the unborrowed amounts left in the divisions of the Separate Account. The death benefit is reduced by the amount of any Policy debt outstanding. If you surrender the Policy or allow it to lapse while Policy debt is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be considered as an amount you received and taxed accordingly.

Variable Joint Life Prospectus

Limitations on Access to Your Values    A withdrawal of Cash Value may not reduce the loan value to less than any Policy debt outstanding. The withdrawal amount may not reduce the Specified Amount to less than the minimum amount we would issue at the time of withdrawal. Following a withdrawal the remaining Cash Value must be at least three times the most recent Monthly Policy Charge. The minimum amount for a withdrawal is $250. A withdrawal of Cash Value will reduce the death benefit.

Adverse Tax Consequences    Our understanding of the principal tax considerations for the Policy under current tax law is set forth in this prospectus. There are areas of some uncertainty under current law, and we do not address the likelihood of future changes in the law or interpretations thereof. Among other risks, your Policy may become a modified endowment contract if the cumulative premium you pay exceeds a defined limit; surrenders, withdrawals and loans under the Policy will then be taxable as ordinary income to the extent there are earnings in the Policy, and a 10% penalty may apply to these distributions. Conversely, excessive Policy loans could cause a Policy to terminate with insufficient value to pay the tax due upon termination.

Risk of an Increase in Current Fees and Expenses    Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Variable Joint Life Prospectus

Fee and Expense Tables

The following tables describe the fees and expenses that are payable when a Policy is bought, owned, or surrendered. See “Charges and Expenses,” for a more detailed description.

Transaction Fees

The first table describes the fees and expenses that are payable when you pay premiums, transfer amounts between the Separate Account divisions, make a withdrawal, change the Specified Amount or change the death benefit option. See “Charges and Expenses” for a more detailed description.

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
State Premium Tax Charge	Upon each premium payment	2.35% of the premium	3.6% of the premium (includes both “State Premium Tax Charge” and “OBRA Expense Charge”)
OBRA Expense Charge*	Upon each premium payment	1.25% of the premium
Sales Load	Upon each premium payment	Up to 6.4% of Target Premium for the first 10 Policy years; up to 2.4% thereafter(a)	Same as current amount
Fee for Transfer of Assets, Withdrawals or Change of Specified Amount	When you make more than 12 transfers of assets among the Separate Account divisions in a Policy year, make withdrawals or change the Specified Amount more than once in a Policy year	Currently waived	$25
Fee for Change in the Death Benefit Option	Upon a change in the Death Benefit Option	Currently waived	$250
Surrender Charge	When you surrender the Policy	50% during the first Policy year grading to zero at the end of the tenth Policy year (The surrender charge percentage is applied to the premiums actually paid during the first Policy year or the Target Premium, whichever is less. Beginning with the second Policy year, the surrender charge decreases by the same dollar amount month by month to zero at the end of the tenth Policy year.)	$50 per $1,000 of initial Specified Amount for any issue age, sex, and risk classification combination

(a)

The sales load in Policy years 1-10 is applied to the premiums paid up to the Target Premium. All other premiums are charged a 2.4% Sales load. The Target Premium is based on a survivorship whole life premium, assuming a 4% gross investment return, for the initial Specified Amount and the issue age, sex and risk classification of the insured persons.

*	Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 (“OBRA”), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We make a charge of up to 1.25% against each premium payment to compensate us for corporate taxes.

Variable Joint Life Prospectus

Periodic Charges Other than Portfolio Operating Expenses

The next table describes the fees and expenses, other than operating expenses for the Portfolios, that you will pay periodically during the time that you own the Policy. See “Charges and Expenses” for a more detailed description.

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
Monthly Policy Charge—Cost of Insurance Charge(b)(c)	Monthly, on each monthly processing date	$0.00102 (minimum) - $990.00 (maximum) per year per $1,000 of net amount at risk (For a male and female insured, both age 45 in the best risk classification, the current cost of insurance rate is $0.00894 per year per $1,000 of net amount at risk.)	$0.00166 (minimum) -$1,000 (maximum) per year per $1,000 of net amount at risk (for a male and female insured, both age 45 in the best risk classification, the maximum cost of insurance rate is $0.00993 per year per $1,000 of net amount at risk)
Monthly Policy Charge—Mortality and Expense Risk Charge—Invested Assets Component	Monthly, on each monthly processing date	0.10% annually (monthly rate of 0.00833%) of the Policy Value, less any Policy debt	0.90% annually (monthly rate of 0.07500%) of the Policy Value, less any Policy debt
Monthly Policy Charge—Mortality and Expense Risk Charge—Specified Amount Component(c)	Monthly on each monthly processing date	$0.04 (minimum) - $1.72 (maximum) annually (monthly rate of $0.00333- $0.14333) for the first ten Policy years. (The charge is applied per $1,000 of initial Specified Amount and varies by the issue ages of the insured persons. The annual charge for representative insureds (one male and one female insured, both age 45), with an initial Specified Amount of $1,000,000 is $410 for the first ten Policy years.)	Same as current amount
Monthly Policy Charge—Administrative Charge	Monthly, on each monthly processing date	$60 annually ($5 monthly)	$90 annually ($7.50 monthly)
Monthly Policy Charge—Underwriting and Issue Charge(c)	Monthly on each monthly processing date	$0.18 (minimum) - $0.42 (maximum) annually (monthly rate of $0.015-$0.035) for the first ten Policy years. (The charge is applied per $1,000 of initial Specified Amount and varies by the risk classification of the insured persons. The charge may not exceed $900—$1,200 annually, depending upon the risk classification of the insureds. The annual charge for representative insureds (one male and one female insured, both age 45 in the best risk classification), with an initial Specified Amount of $1,000,000 is $180 for the first ten Policy years.)	Same as current amount
Monthly Policy Charge—Deferred Sales Charge	Monthly, on each monthly processing date	7.5% annually (monthly rate of 0.62500%) for the first ten Policy years. (The charge for Policy Year 1 is applied to cumulative premiums paid during the first Policy year, up to the Target Premium. The charge for Policy years 2-10 is applied to premiums paid in the first Policy year (up to the Target Premium).	Same as current amount
Monthly Policy Charge—Charge for Expenses and Taxes Associated with Any Policy Debt(d)	Monthly, on each monthly processing date	0.90% annually of outstanding Policy debt (monthly rate of 0.07500%) for the first ten Policy years; 0.35% annually (monthly rate of 0.02917%) thereafter	2% annually (monthly rate of 0.16667%)

(b)

The cost of insurance charge is determined by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is equal to the death benefit currently in effect less the Policy Value. The cost of insurance rate reflects the issue age, sex and risk classification of the insured persons, the Policy date and Policy duration.

(c)

The charge varies based on individual characteristics. The rates shown in the table may not be representative of the charge a particular Policy Owner may pay. For information about the rate for your particular situation you may request a personalized illustration from your Northwestern Mutual Financial Representative.

(d)

The charge is applied to the Policy debt. We add unpaid interest to the amount of the loan. Interest on a Policy loan accrues and is payable on a daily basis at an annual effective rate of 5%. The amount of the Policy loan will be transferred from the Separate Account divisions to our general account and credited on a daily basis with an annual earnings rate equal to the 5% Policy loan interest rate.

Variable Joint Life Prospectus

Range of Total Annual Portfolio Operating Expenses

The table below shows the minimum and maximum total operating expenses (including investment advisory fees, distribution (12b-1) fees, and other expenses) of the Portfolios of the underlying Funds that you may pay periodically during the time that you own the Policy. The first line of the table lists expenses that do not reflect fee waivers or expense limits and reimbursements. The information is based on operations for the year ended December 31, 2006. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average underlying Fund assets)*	0.20%	1.22%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement**	0.20%	1.16%

*

For certain Portfolios, certain expenses were reimbursed or fees waived during 2006. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio operating expenses would have ranged from a minimum of 0.20% to a maximum of 1.16%.

**

The “Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Owners and will continue for at least one year from the date of the prospectus. For more information about which Portfolios currently have such contractual reimbursement or fee waiver arrangements in place, see the prospectuses of the underlying Funds.

Variable Joint Life Prospectus

Northwestern Mutual

The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The total assets of Northwestern Mutual exceed $144.9 billion. Northwestern Mutual sells life and disability insurance policies and annuity contracts through its own field force. Our Home Office is at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

“Northwestern Mutual,” “we,” “us” and “our” in this prospectus mean The Northwestern Mutual Life Insurance Company.

The Separate Account

We established the Northwestern Mutual Variable Life Account (the “Separate Account”) by action of our Trustees on November 23, 1983, in accordance with the provisions of Wisconsin insurance law. The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. We have divided the Separate Account into Divisions, each of which invests in shares of one Portfolio of the Funds.

Under Wisconsin law, Separate Account assets are held separate from our other assets and are not part of our general account. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Division reflect that Division’s own investment performance and not the investment performance of our other assets. We may not use the Separate Account’s assets to pay any of our liabilities other than those arising from the Policies and any other variable life insurance Policies funded by the Separate Account. We may, however, use all of our assets (except those held in certain other separate accounts) to satisfy our obligations under your Policy.

Where permitted by law and subject to any required regulatory approvals or votes by Policy Owners, we reserve the right to:

•

operate the Separate Account or a Division either as a unit investment trust or a management investment company under the 1940 Act, or in any other form permitted by law, if deemed by the Company to be in the best interest of Policy Owners;

•	invest current and future assets of a Division in securities of another Portfolio as a substitute for shares of a Portfolio already purchased or to be purchased;

•	register or deregister the Separate Account under the 1940 Act or change its classification under that Act;

•	create new separate accounts;

•	add, delete or make substitutions for the securities and other assets held or purchased by the Separate Account;

•	restrict or eliminate any voting rights of Policy Owners or other persons having voting rights as to the Separate Account; and

•

make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.

In the event that we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions necessary to comply with applicable law.

The Funds

Each of Northwestern Mutual Series Fund, Inc, Fidelity® Variable Insurance Products, and the Russell Investment Funds is a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end management investment company (“Funds”). The Separate Account buys shares of the series of the Funds identified below (“Portfolios”) at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Policy may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Policy.

The investment objectives and types of investments for each Portfolio are set forth below. There can be no assurance that the Portfolios will realize their objectives. For more information about the investment objectives and policies, the attendant risk factors and expenses for each of the Portfolios described below, see the attached prospectuses. Read the prospectuses carefully before you invest.

Variable Joint Life Prospectus

Northwestern Mutual Series Fund, Inc.

The investment adviser for the Northwestern Mutual Series Fund is Mason Street Advisors, LLC (“MSA”), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Fund. MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. We provide related facilities and personnel, which MSA uses in performing its investment advisory functions. MSA has retained Templeton Investment Counsel, LLC, Capital Guardian Trust Company, T. Rowe Price Associates, Inc., AllianceBernstein L.P. and Janus Capital Management LLC under investment sub-advisory agreements to provide investment advice to the Portfolios bearing their names or derivatives thereof.

Portfolio	Investment Objective	Sub-adviser (if applicable)
Small Cap Growth Stock Portfolio	Long-term growth of capital	N/A
T. Rowe Price Small Cap Value Portfolio	Long-term growth of capital	T. Rowe Price Associates, Inc.
Mid Cap Growth Stock Portfolio	Long-term growth of capital	N/A
International Growth Portfolio	Long-term growth of capital	N/A
Franklin Templeton International Equity Portfolio	Long-term growth of capital	Templeton Investment Counsel, LLC
AllianceBernstein Mid Cap Value Portfolio	Long-term growth of capital; current income is a secondary objective	AllianceBernstein L.P.
Index 400 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s MidCap 400® Index	N/A
Janus Capital Appreciation Portfolio	Long-term growth of capital	Janus Capital Management LLC
Growth Stock Portfolio	Long-term growth of capital; current income is a secondary objective	N/A
Large Cap Core Stock Portfolio	Long-term growth of capital and income	N/A
Capital Guardian Domestic Equity Portfolio	Long-term growth of capital and income	Capital Guardian Trust Company
T. Rowe Price Equity Income Portfolio	Long-term growth of capital and income	T. Rowe Price Associates, Inc.
Index 500 Stock Portfolio	Investment results that approximate the performance of the S&P 500® Index	N/A
Asset Allocation Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk	N/A
Balanced Portfolio	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation	N/A
High Yield Bond Portfolio	High current income and capital appreciation	N/A
Select Bond Portfolio	To realize as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	N/A
Money Market Portfolio	Maximum current income to the extent consistent with liquidity and stability of capital*	N/A

*	Although the Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative.

Variable Joint Life Prospectus

Fidelity® Variable Insurance Products

The Fidelity® VIP Mid Cap Portfolio is a series of Variable Insurance Products III. The Separate Account buys Service Class 2 shares of the Fidelity® VIP Mid Cap Portfolio, the investment adviser for which is the Fidelity Management & Research Company.

Portfolio	Investment Objective	Sub-adviser
VIP Mid Cap Portfolio	Long-term growth of capital	Fidelity Management & Research Company, Inc.

Russell Investment Funds

The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company (“Russell”), and an affiliate of Russell, the Russell Investment Management Company (“RIMCo,” formerly known as the “Frank Russell Investment Management Company”). RIMCo also advises, operates, and administers the Russell Investment Funds. Russell is our majority-owned subsidiary.

Portfolio	Investment Objective
Multi-Style Equity Fund	Long-term growth of capital
Aggressive Equity Fund	Long-term growth of capital
Non-U.S. Fund	Long-term growth of capital
Core Bond Fund	Current income and the preservation of capital
Real Estate Securities Fund	Current income and long-term growth of capital

Payments We Receive

We select the Portfolios offered through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of Policy Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Policy Value of your Policy resulting from the performance of the Portfolio you have chosen.

Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Policies and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.25%. These payments may be used for any corporate purpose, including payment of expenses that the Company and/or its affiliates incur in administering the Policies and, in its role as an intermediary, the Portfolios. The Company and its affiliates may profit from these payments.

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the Portfolios’ prospectus and later in this prospectus. (See “Distribution of the Policy.”) The payments, which may be up to 0.25%, are deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments decrease the Portfolio’s investment return.

Additionally, an investment adviser of a Portfolio or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Policies and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser (or its affiliate) with increased access to persons involved in the distribution of the Policies.

Information About the Policy

This prospectus describes the Policy. Since it is not intended to address all situations, the actual provisions of your Policy will control. You should consult your Policy for more information about its terms and conditions, and for any state specific variations that may apply to your Policy.

Availability Limitations

The Variable Joint Life Policy is available for two insureds each between ages 20 and 85. The minimum Specified Amount of insurance is $1,000,000, or $500,000 if the older insured’s issue age is age 50 or older.

Premiums

The Policy permits you to pay premiums at any time before the Policy anniversary that is nearest the 95th birthday of the younger insured and in any amounts within the limits described in this section.

Variable Joint Life Prospectus

We use the Specified Amount you select when you purchase the Policy to determine the minimum initial premium. The minimum initial premium varies with the issue age and sex of the insured persons.

We calculate a Target Premium when the Policy is issued and we use the Target Premium in determining the sales load, commissions, surrender charge and other expense charges during the first 10 Policy years. The Target Premium is based on a survivorship whole life premium, assuming a 4% gross investment return, for the initial Specified Amount and the issue age, sex and risk classification of the insured persons. For example, for a male and female, both in the best risk classification and both issue age 55, the Target Premium is $18.58 per $1,000 of initial Specified Amount. The Target Premium will never exceed $100 per $1,000 of initial Specified Amount for any issue age, sex and risk classification combination.

After a Policy is issued, there are no minimum premiums, except that we will not accept a premium of less than $25. The Policy will remain in force during the lifetime of at least one of the insured persons so long as the Cash Value is sufficient to pay the Monthly Policy Charge.

The Policy sets no maximum on premiums, but we will accept a premium that would increase the net amount at risk only if the insurance, as increased, will be within our issue limits, the insureds meet our insurability requirements and we receive the premium prior to the anniversary nearest the older insured’s 85th birthday. If you have elected the Guideline Premium/Cash Value Corridor Test, we will not accept a premium if it would disqualify the Policy as life insurance for federal income tax purposes. We will accept a premium, however, even if it would cause the Policy to be classified as a modified endowment contract. (See “Tax Considerations.”)

We accept premium payment by various means, including check and electronic funds transfer (EFT). If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide information about you and your account to government regulators.

Policy Value

The Policy Value is the cumulative amount invested, less withdrawals, adjusted for investment results and interest on Policy debt, reduced by the Monthly Policy Charge.

If we receive proof of death on or before the close of trading for the New York Stock Exchange (typically, 4:00pm Eastern Time), we will determine the Policy Value using same-day pricing. If we receive proof of death after the close of trading on the New York Stock Exchange, we will determine the Policy Value based on the value of the units in the divisions determined at the close of the next regular trading session of the New York Stock Exchange.

Death Benefit

Death Benefit Options    The death benefit is payable on the second death while the Policy is in force. The Policy provides for three death benefit options:

Specified Amount (Option A)

Specified Amount Plus Policy Value (Option B). See “Policy Value” above.

Specified Amount Plus Premiums Paid (Option C)

You select the Specified Amount when you purchase the Policy and, subject to our approval, you may make changes upon written request. Changes will be effective on the first monthly processing date following receipt of your request in our Home Office.

The selected death benefit option will be in effect before the Policy anniversary nearest the 100th birthday of the younger insured (whether that insured survived to age 100, or not), and the death benefit will be equal to the Policy Value after that date.

Death benefits will be paid on the death of the second of the insureds to die while the Policy is in force. The amount payable will be reduced by the amount of any Policy debt. Subject to the terms and conditions of the Policy, the proceeds will be paid to a beneficiary or other payee after proof of the deaths of both insureds is received in our Home Office. The amount of proceeds will be determined as of the date of the second death. We will pay interest on the proceeds from that date until payment is made.

Minimum Death Benefit    The Minimum Death Benefit is the amount required to maintain the Policy as life insurance for Federal income tax purposes. Under any of the death benefit options, or on or after the Policy anniversary nearest the 100th birthday of the younger insured, we will increase the death benefit if necessary to meet this requirement.

A Policy must satisfy one of two testing methods to qualify as life insurance for federal income tax purposes. You may choose either the Guideline Premium/Cash Value Corridor Test or the Cash Value Accumulation Test. Both tests require the Policy to meet minimum ratios, or multiples, of death benefit to the Policy Value. The minimum multiple decreases as the age of the insured persons advances. You make the choice of testing methods when you purchase a Policy and it may not be changed.

Variable Joint Life Prospectus

For the Guideline Premium/Cash Value Corridor Test the minimum multiples of death benefit to the Policy Value are shown in the following table. The attained age of the younger insured is used even if the younger insured is no longer living.

Guideline Premium/Cash Value

Corridor Test Multiples

Younger Insured Age

Attained Age	PolicyValue %	Attained Age	PolicyValue %
40 or under	250	61	128
41	243	62	126
42	236	63	124
43	229	64	122
44	222	65	120
45	215	66	119
46	209	67	118
47	203	68	117
48	197	69	116
49	191	70	115
50	185	71	113
51	178	72	111
52	171	73	109
53	164	74	107
54	157	75-90	105
55	150	91	104
56	146	92	103
57	142	93	102
58	138	94	101
59	134	95 or over	100
60	130

For the Cash Value Accumulation Test, the minimum multiples of death benefit to the Policy Value are calculated using net single premiums based on the attained age of both insureds and the Policy’s underwriting classification, using a 4% interest rate.

The Guideline Premium/Cash Value Corridor Test generally has lower minimum multiples than the Cash Value Accumulation Test, usually resulting in better Cash Value accumulation for a given amount of premium and Specified Amount. This is because the Guideline Premium/Cash Value Corridor Test generally requires a lower death benefit and therefore a lower cost of insurance charge. The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid in each Policy year. The Cash Value Accumulation Test has no such annual limitation, and allows more premium to be paid during the early Policy years.

Death Benefit Changes    After we issue a Policy you may change the death benefit option, or increase or decrease the Specified Amount, subject to our approval. Changes are subject to insurability requirements and issue limits. We will not permit a change if it results in a Specified Amount less than the minimum for a new Policy that we would issue on that date.

A change in the death benefit option, or an increase or decrease in the Specified Amount, will be effective on the monthly processing date next following receipt of a written request at our Home Office.

Administrative charges of up to $250 for a change in the death benefit option, and up to $25 per change for more than one change in the Specified Amount in a Policy year, may apply. We will deduct any such charges from the Policy Value. We are currently waiving these charges.

A change in the death benefit option, or an increase or decrease in the Specified Amount, may have important tax effects. (See “Tax Considerations.”) The cost of insurance charge will increase if a change results in a larger net amount at risk. (See “Charges against the Policy Value.”)

Allocations to the Separate Account

We place the initial net premium in the Separate Account on the date we approve the issuance of the Policy. During underwriting, we credit interest at a money-market rate and apply that amount of interest, along with the initial net premium, to the Separate Account on the date we approve the issuance of the Policy. Net premiums you pay thereafter are placed in the Separate Account on the date we receive them at our Home Office, provided the net premiums are received in good order prior to the close of trading (typically, 4:00pm Eastern Time) on the New York Stock Exchange for that day. “Good order” means that your request meets all the requirements necessary for us to process it, including, but not limited to, its insurability, underwriting, and MEC-limit (or life insurance qualification) requirements. We will process these premiums based upon the value of the units in the divisions of the Separate Account as of the close of the regular trading session of the New York Stock Exchange. If we receive the premiums after the close of trading, we will process the premiums using the value of the units in the divisions determined at the close of the next regular trading session of the New York Stock Exchange. Net premiums are premiums less the Premium Expense Charge. (See “Premium Expense Charge.”)

We invest premiums we place in the Separate Account prior to the initial allocation date in the Money Market Division of the Separate Account. If you pay the initial premium and we issue the Policy as applied for, the initial allocation date is identified in the Policy and is the date the application is approved. Otherwise the initial allocation date is the later of the date we receive the initial premium at our Home Office or the date the Policy is delivered to the owner. A different initial allocation date applies in those states which require a refund of at least the premium paid during the period when the Policy may be returned. In those states, the initial allocation date will be the later of the date we receive the initial premium at our Home Office or one day after the end of the period during which the Policy Owner has the right to return the Policy, based on the applicable state laws. (See “Right to Return Policy.”) On the initial allocation date we transfer the amount from the Money Market Division in the Separate Account divisions as you have directed in the application for the Policy. You may change the allocation for future net premiums at any time by written request and the change will be effective for premiums we place in the Separate Account thereafter. Allocations must be in whole percentages.

Variable Joint Life Prospectus

You may transfer accumulated amounts from one division of the Separate Account to another. You may request the transfer in writing. If we receive your request for transfer in good order on or before the close of trading on the New York Stock Exchange, your request will receive same-day pricing. If we receive your request for transfer after the close of trading on the New York Stock Exchange, we will process the order using the value of the units in the divisions of the Separate Account determined at the close of the next regular trading session of the New York Stock Exchange.

Short Term and Excessive Trading    Short term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors, such as Policy Owners and other persons who may have material rights under the Policy (e.g., Beneficiaries), because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

To deter short term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Policy Owners. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. We may also be prevented from uniformly applying these policies and procedures under applicable state or federal law or regulation. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions including the prohibition of more than twelve transfers among divisions under a single Policy during a Policy year. Further, an investor who is identified as having made a transfer in and out of the same division (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after the third such round trip transfer until the next Policy anniversary date, and sent a letter informing him or her of the restriction. Thereafter, the same investor will be similarly restricted after the second such round trip transfer. An investor who is identified as having made one or more round trip transfers within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a division will be sent a warning letter after the first such round trip transfer and will be restricted from making additional transfers until the next Policy anniversary date after the second such round trip transfer. Thereafter, the same investor will be similarly restricted after the first such round trip transfer. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, interest sweeps, or to initial allocations or changes in allocations. Once a Policy is restricted, we will allow one additional transfer into the Money Market Portfolio until the next Policy anniversary.

These policies and procedures may change from time to time in our sole discretion without notice; provided, however, Policy Owners would be given advance, written notice if the policies and procedures were revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies and procedures may provide for the imposition of a redemption fee and, upon request from the Fund, require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio(s).

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, and allocations or transfers by you may be rejected without prior notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Policy Owners.

Charges and Expenses

Premium Expense Charges    We deduct a charge from each premium for state premium taxes and a portion of our federal income taxes. Premium taxes vary from state to state and currently range from 0.0% to 3.5% of life insurance premiums. The 2.35% rate that we charge is what we have determined to be an average. The tax rate for a particular state may be lower, higher, or equal to the 2.35% deduction, although we will charge 2.35% regardless of the state in which you live. Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 (“OBRA”), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We make a

Variable Joint Life Prospectus

charge of up to 1.25% against each premium payment to compensate us for corporate taxes. We believe that this charge does not exceed a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code relating to deferred acquisition costs The state premium tax charge and the OBRA expense charge may each vary in amount, but together they are guaranteed never to exceed 3.6% of each premium payment.

We deduct a sales load for sales costs from each premium. We expect to recover our expenses of selling and advertising (“distribution expenses”) from this amount. The charge is 6.4% of the premiums paid up to the Target Premium for the first ten Policy years, and 2.4% of all other premiums. The Target Premium is based on a survivorship whole life premium, assuming a 4% gross investment return, for the initial Specified Amount and the issue age, sex and risk classification of the insured persons. The amounts we deduct for costs in a Policy year are not specifically related to distribution expenses incurred in that year. To the extent that distribution expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the monthly charge against the Policy Value for the mortality and expense risks we have assumed, as described below. To the extent that the amounts deducted for distribution expenses exceed the amounts needed, we will realize a gain.

Charges Against the Policy Value    We deduct a Monthly Policy Charge from the Policy Value on each monthly processing date. (See “Policy Value.”) The Monthly Policy Charge includes (1) the Cost of Insurance Charge, (2) the Mortality and Expense Risk Charge—Invested Assets Component, (3) the Mortality and Expense Risk Charge—Specified Amount Component, (4) the Administrative Charge, (5) the Underwriting and Issue Charge, (6) the Deferred Sales Charge and (7) the charge for the expenses and taxes associated with any Policy debt. These seven components of the Monthly Policy Charge are described in the following seven paragraphs.

As part of the Monthly Policy Charge, we deduct the Cost of Insurance Charge from the Policy Value on each monthly processing date. We determine the amount by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is equal to the death benefit currently in effect less the Policy Value. The cost of insurance rate reflects the Policy date, Policy duration, and the issue age, sex and risk classification of the insured persons. The maximum cost of insurance rates are included in the Policy. Our revenues attributable to this charge may exceed our costs attributable to this charge.

As part of the Monthly Policy Charge, we also deduct from the Policy Value the Mortality and Expense Risk Charge-Invested Assets Component. The maximum amount of the invested assets component is equal to an annual rate of 0.90% (0.075% monthly rate) of the Policy Value. Currently the charge is equal to an annual rate of 0.10% (0.00833% monthly rate) of the Policy Value, less any Policy debt. The mortality risk is that insureds may not live as long as we estimated. The expense risk includes the risk that expenses of issuing and administering the Policies may exceed the estimated costs, including other costs such as those related to marketing and distribution. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies, in which case the gain may be used for any Company purpose.

As part of the Monthly Policy Charge, we deduct from the Policy Value the Mortality and Expense Risk Charge—Specified Amount Component. The Specified Amount component is based on the initial Specified Amount and the issue ages of the insured persons, and applies during the first 10 Policy years. The range on an annual basis is from $0.04 per $1,000 of initial Specified Amount if both insured persons are issue age 25 or younger, up to $1.72 per $1,000 of initial Specified Amount if both insured persons are issue age 72 or older. A table of rates and an example are included in Appendix A. The mortality risk is that insureds may not live as long as we estimated. The expense risk includes the risk that expenses of issuing and administering the Policies may exceed the estimated costs, including other costs such as those related to marketing and distribution. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies, in which case the gain may be used for any Company purpose.

As part of the Monthly Policy Charge, we deduct the Administrative Charge of not more than $7.50 monthly. Currently this charge will be $5 monthly. This charge is for administrative expenses, including costs of premium collection, processing claims, keeping records and communicating with Policy Owners. We do not expect to profit from this charge.

As part of the Monthly Policy Charge, we deduct the Underwriting and Issue Charge based on the initial Specified Amount and the risk classification of the insureds. This charge applies during the first 10 Policy years. The range is from $0.015 cents to $0.035 cents per $1,000 of initial Specified Amount, with a maximum monthly charge of $75 to $175.

As part of the Monthly Policy Charge, we deduct the Deferred Sales Charge. The charge is 7.5% (0.625% monthly rate) of cumulative premiums paid during the first Policy year (up to the Target Premium). The charge applied during Policy years 2-10 is equal to 0.625% per month times the cumulative premium paid in the first Policy year (up to the Target Premium). This charge is for sales expenses.

As part of the Monthly Policy Charge, we deduct a charge for the expenses and taxes associated with the Policy debt, if any. The aggregate charge is at the current annual rate of 0.90% (0.075% monthly rate) of the Policy debt for the first 10 Policy years and 0.35% (0.02917% monthly rate) thereafter. The Policy provides for transaction fees to be deducted from the Policy Value on the dates on which transactions take place. These charges are $25 per change for more than one change in the Specified Amount in a Policy year, withdrawals or transfers of assets among the divisions of the Separate Account if more than twelve transfers take place in a Policy

Variable Joint Life Prospectus

year. The fee for a change in the death benefit option is $250. Currently we are waiving all of these fees.

We will apportion deductions from the Policy Value among the divisions of the Separate Account in proportion to the amounts invested in the divisions.

Surrender Charge    We will deduct a surrender charge from the Policy proceeds if you surrender the Policy during the first 10 Policy years. During the first Policy year the surrender charge is equal to 50% of the premiums actually paid during the first Policy year or 50% of the Target Premium, whichever is less. The Target Premium, and therefore the maximum surrender charge, depends on the issue age, sex and risk classification of the insured persons. For example, for a male and female, both in the best risk classification and both issue age 55, the maximum surrender charge, where the Target Premium or more is paid and the Policy is surrendered during the first Policy year, would be $9.29 per $1,000 of initial Specified Amount. The surrender charge will never exceed $50 per $1,000 of initial Specified Amount for any issue age, sex and risk classification combination. Beginning with the second Policy year the surrender charge decreases by a consistent dollar amount month by month to zero at the end of the tenth Policy year. No surrender charge applies to a withdrawal of Cash Value.

Expenses of the Portfolios    The investment performance of each division of the Separate Account reflects all expenses borne by the corresponding Portfolio. (See “Fee and Expense Tables— Range of Total Annual Portfolio Operating Expenses” and the attached mutual fund prospectuses.)

Cash Value

You may surrender a Policy for the Cash Value at any time during the lifetime of at least one of the insured persons. The Cash Value for the Policy will change daily in response to investment results. No minimum Cash Value is guaranteed. The Cash Value is equal to the Policy Value, reduced by the surrender charge and reduced by any Policy debt outstanding.

We determine the Cash Value for a Policy at the end of each valuation period (typically, 4:00pm Eastern Time each business day). Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the New York Stock Exchange is open for trading. In accordance with the requirements of the Investment Company Act of 1940, we may also determine the Cash Value for a Policy on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios.

Policy Loans

You may borrow up to 90% of the Policy Value, after the surrender charge has been deducted, on the date of the loan, using the Policy as security. If a Policy loan is already outstanding, the maximum amount for any new loan is reduced by the amount already borrowed. We normally pay the loan proceeds within seven days after we receive a proper loan request at our Home Office. We may postpone payments of loans under certain conditions described in the “Deferral of Determination and Payment” section of this prospectus.

Interest on a Policy loan accrues and is payable on a daily basis at an annual effective rate of 5%. We add unpaid interest to the amount of the loan. If the amount of the loan plus the surrender charge equals or exceeds the Policy Value on a monthly processing date, the Policy will enter the grace period. (See “Termination and Reinstatement.”) We will send you a notice at least 61 days before the termination date. The notice will show how much you must pay to keep the Policy in force.

We will take the amount of a Policy loan from the Separate Account divisions in proportion to the amounts in the divisions. We will transfer the amounts withdrawn to our general account and credit them on a daily basis with an annual earnings rate equal to the 5% Policy loan interest rate. A Policy loan, even if you repay it, will have a permanent effect on the Policy Value because the amounts borrowed will not participate in the Separate Account’s investment results while the loan is outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan amount is higher or lower than the investment performance of the unborrowed amounts left in the divisions of the Separate Account.

The death benefit will also be reduced by the amount of any Policy debt outstanding. If you surrender or exchange the Policy or allow it to lapse while Policy debt is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be considered as an amount you received and taxed accordingly.

You may repay a Policy loan, and any accrued interest outstanding, in whole or in part, at any time during the lifetime of at least one of the insured persons. If we receive a payment without specific instructions, we will first apply the payment to any outstanding charges, with any remaining amount being applied to any outstanding loans. Any amount remaining thereafter will be applied as a premium payment. If we receive your payment on or before the close of trading on the New York Stock Exchange, we will credit payments as of the date we receive them and we will transfer those amounts from our general account to the Separate Account divisions, in proportion to the premium allocation in effect, as of the same date. If we receive your payment after the close of trading on the New York Stock Exchange, we will process the order using the value of the units in the divisions of the Separate Account determined at the close of the next regular trading session of the New York Stock Exchange.

A Policy loan may have important tax consequences. (See “Tax Considerations.”)

Withdrawals of Cash Value

You may make a withdrawal of Cash Value. A withdrawal may not reduce the loan value to less than any Policy debt outstanding. The loan value is 90% of the Policy Value less the surrender charge. The withdrawal amount may not reduce the Specified Amount to less than the minimum amount we

Variable Joint Life Prospectus

would issue at the time of withdrawal. Following a withdrawal the remaining Cash Value must be at least three times the most recent Monthly Policy Charge. The minimum amount for withdrawals is $250. We permit up to four withdrawals in a Policy year. An administrative charge of up to $25 may apply, but we are currently waiving this charge.

A withdrawal of Cash Value decreases the death benefit, and may also decrease the Specified Amount. The decrease depends on the death benefit option and the size of any prior increases in death benefit required to meet the definitional requirements for life insurance for federal income tax purposes. In some situations the death benefit will decrease by more than the amount of the withdrawal.

We will take the amount withdrawn from Cash Value from the Separate Account divisions in proportion to the amounts in the divisions. The Policy makes no provision for repayment of amounts withdrawn. A withdrawal of Cash Value may have important tax consequences. (See “Tax Considerations.”)

Termination and Reinstatement

If the Cash Value is less than the Monthly Policy Charge on any monthly processing date, we allow a grace period of 61 days for a premium payment to keep the Policy in force. The grace period begins on the date we send you a notice. The notice will state the minimum amount of premium required to keep the Policy in force and the date by which you must pay the premium. The Policy will terminate with no value unless you pay the required amount before the grace period expires.

After a Policy has terminated, it may be reinstated within three years. The insureds must provide satisfactory evidence of insurability. The minimum amount of premium required for reinstatement will be the sum of all Monthly Policy Charges that were due and unpaid when the Policy terminated plus three times the Monthly Policy Charge due on the effective date of reinstatement.

Reinstatement of a Policy will be effective on the first monthly processing date after an application for reinstatement is received at our Home Office, subject to our approval. Any Policy debt that was outstanding when the Policy terminated will also be reinstated.

The Policy Value when a Policy is reinstated is equal to the premium paid, less premium expense charges, plus any Policy debt, less the sum of all Monthly Policy Charges that were due and unpaid before the end of the grace period, less the Monthly Policy Charge due on the effective date of the reinstatement. We will allocate the Policy Value, less any Policy debt, among the Separate Account divisions based on the allocations for premiums currently in effect.

While Policy Owners have no right to reinstatement after surrender, we may, in our sole discretion, permit such reinstatements.

See “Tax Considerations” for a discussion of the tax effects associated with termination and reinstatement of a Policy.

Right to Return Policy

Unless state law otherwise requires, you may return a Policy within 10 days after you receive it. In some states you may return the Policy within 10 days after receiving it or 45 days after you have signed the application for insurance, whichever is later. You may mail or deliver the Policy to the Financial Representative who sold it or to our Home Office. The amount of your refund depends on state law. In some states, the amount of the refund will be the premium you paid; in others, the refund will be the sum of the amounts deducted from the premium plus the Policy Value on the date we receive a written request for the return of the premium at our Home Office. In either event, any amounts returned to you may reflect any Policy debt you have incurred. If you return it, we will consider the Policy void from the beginning.

Other Policy Provisions

Owner    The owner is identified in the Policy. The owner may exercise all rights under the Policy while at least one of the insured persons is living. Ownership may be transferred to another. We must receive a written proof of the transfer at our Home Office. “You” in this prospectus means the owner or prospective purchaser of a Policy.

Beneficiary    The beneficiary is the person to whom the death benefit is payable. The beneficiary is named in the application. After we issue the Policy you may change the beneficiary in accordance with the Policy provisions.

Incontestability    We will not contest a Policy after it has been in force during the lifetime of at least one insured for two years from the date of issue or two years from the effective date of a reinstatement. We will not contest an increase in the amount of insurance that was subject to insurability requirements after the increased amount has been in force during the lifetime of at least one insured for two years from the date of issuance of the increase.

Suicide    If either insured dies by suicide within one year from the date of issue, the amount payable under the Policy will be limited to the premiums paid, less the amount of any Policy debt and withdrawals. If either insured dies by suicide within one year of the date of issuance or an increase in the amount of insurance, which was subject to insurability requirements, the amount payable with respect to the increase will be limited to the Monthly Policy Charges attributable to the increase.

Misstatement of Age or Sex    If the age or sex of either of the insureds has been misstated, we will adjust the Monthly Policy Charges under a Policy to reflect the correct age and sex of both insured persons.

Collateral Assignment    You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office.

Variable Joint Life Prospectus

Deferral of Determination and Payment    We will ordinarily pay Policy benefits within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits during any period when it is not reasonably practicable to value securities because the New York Stock Exchange is closed, or the Securities and Exchange Commission, by order, either has determined that an emergency exists or permits deferral of the determination and payment of benefits for the protection of Policy Owners.

If you have submitted a check or draft to our Home Office, we have the right to defer payment of a surrender, withdrawal, death benefit proceeds, loan, or payment plan benefits until the check or draft has been honored.

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any requests for transfer, withdrawal, surrender, loans, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about a Policy Owner and a Policy Owner’s account to government regulators.

Dividends    This Policy is eligible to share in the divisible surplus, if any, of the Company. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus credited to your Policy is referred to as a dividend. There is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company’s approach is subject to change. There is no guarantee of a divisible surplus. Even if there is a divisible surplus, the payment of a dividend on this Policy is not guaranteed. It is not expected that any dividends will be payable on this Policy.

We will pay annual dividends, if any, in cash or you may use them to increase the Policy Value. If you do not provide direction as to the use of dividends, we will use them to increase the Policy Value. Dividends used to increase the Policy Value will be allocated to the Divisions of the Separate Account according to the allocation of Net Premiums then in effect.

Voting Rights

We are the owner of the Fund shares in which all assets of the Separate Account are invested. As the owner of the shares we will exercise our right to vote the shares to elect directors of the Funds, to vote on matters required to be approved or ratified by Fund shareholders under the Investment Company Act of 1940 and to vote on any other matters that may be presented to any shareholders’ meeting of the Funds. However, we will vote the shares held in the Separate Account in accordance with instructions received from Policy Owners, but may change this voting policy if required to do so by applicable Federal law. We will vote any shares for which we do not receive instructions and shares held in our general account in the same proportions as the shares for which voting instructions are received from Policy Owners. Because of this proportional voting requirement, it is possible that a small number of Policy Owners could determine the outcome of a particular vote. If the applicable laws or regulations change so as to permit us to vote the shares in our own discretion, we may elect to do so.

The number of shares for each division of the Separate Account for which a Policy Owner may give instructions is determined by dividing the amount of the Policy’s Cash Value apportioned to that division, if any, by the per share value for the corresponding Portfolio. The number will be determined as of a date we choose, but not more than 90 days before the shareholders’ meeting. Fractional votes are counted. We will solicit voting instructions with written materials at least 14 days before the meeting.

We may, if required by state insurance regulations, disregard voting instructions which would require shares to be voted for a change in the sub-classification or investment objectives of a Portfolio, or to approve or disapprove an investment advisory agreement for a Portfolio. We may also disregard voting instructions that would require changes in the investment policy or investment adviser for a Portfolio, provided that we reasonably determine to take this action in accordance with applicable federal law. If we disregard voting instructions we will include a summary of the action and reasons therefore in the next annual report to the owners of the Policies.

Substitution of Fund Shares and Other Changes

If, in our judgment, a Portfolio or Fund becomes unsuitable for continued use with the Policies because of a change in investment objectives or restrictions, shares of another Portfolio or Fund or another mutual fund may be substituted. Any substitution of shares will be subject to any required approval of the Securities and Exchange Commission, the Wisconsin Commissioner of Insurance or other regulatory authority. We have also reserved the right, subject to applicable federal and state law, to operate the Separate Account or any of its divisions as a management company under the Investment Company Act of 1940, or in any other form permitted, or to terminate registration of the Separate Account if registration is no longer required, and to change the provisions of the Policies to comply with any applicable laws.

In the event we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions to carry out what we have done.

Reports

At least once each Policy year you will receive a statement showing the death benefit, Cash Value, Policy Value and any Policy loan, including loan interest. This report will show the apportionment of invested assets among the Separate Account divisions. You will also receive annual reports, including financial statements.

Financial Statements

Financial statements of the Separate Account are incorporated by reference into the Statement of Additional Information from the Separate Account’s Annual Report to Policy Owners.

Variable Joint Life Prospectus

The financial statements of Northwestern Mutual appear in the Statement of Additional Information. To receive a copy of the Annual Report and/or the Statement of Additional Information containing such financial statements, call 1-888-455-2232.

Legal Proceedings

Northwestern Mutual, like other life insurance companies, is ordinarily involved in litigation. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Policy, on the Separate Account, or on Northwestern Mutual Investment Services, LLC, the principal underwriter for the Separate Account, and its ability to perform its duties as underwriter for the Separate Account.

Owner Inquiries

For inforce policy service questions, please call your Financial Representative or the Variable Universal Life Service Center at 1-866-464-3800 between 7:30am and 5:30pm Central Time Monday-Friday. To file a claim, please call your Financial Representative or Life Benefits at 1-800-635-8855.

Automatic Dollar-Cost Averaging

With Dollar-Cost Averaging, you can arrange to have a regular amount of money (expressed in whole percentages) automatically transferred from the Money Market Division into the Division(s) you have chosen on a monthly basis. Transfers will end either when the amount in the Money Market Division is depleted or when you submit the appropriate form to our Home Office to stop such transfers, whichever is earlier. There is no charge for the Dollar-Cost Averaging. We reserve the right to modify or terminate the Dollar-Cost Averaging Plan at any time.

Dollar cost averaging does not assure a profit or protect against loss in a declining market. Carefully consider your willingness to continue payments during periods of low prices.

Illustrations

Your Northwestern Mutual Financial Representative will provide you with illustrations for a Policy upon your request. The illustrations show how the death benefit and Cash Value for a Policy would vary based on hypothetical investment results. The illustrations will be based on the information you give us about the insured persons and will reflect such factors as the Specified Amount, death benefit option and premium payments that you select. These should be based upon realistic expectations given your own individual situation.

Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume that non-guaranteed elements such as policy charges and level investment returns will not change. Given the volatility of the securities markets over time, the illustrated scenario is unlikely to occur and the policy’s actual Cash Value, death benefit, and certain expenses (which will vary with the investment performance of the Portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the policy will also impact product performance. Due to these variations, even a Portfolio that averaged the same return as illustrated will produce values which will be more or less than those which were originally illustrated.

Tax Considerations

General    The following discussion provides a general description of federal income tax considerations relating to the Policy. The discussion is based on current provisions of the Internal Revenue Code (“Code”) as currently interpreted by the Internal Revenue Service. We do not intend this discussion as tax advice. The discussion is not exhaustive, it does not address the likelihood of future changes in federal income tax law or interpretations thereof, and it does not address state or local tax considerations which may be significant in the purchase and ownership of a Policy.

The Economic Growth and Tax Relief Reconciliation Act of 2001, enacted on June 7, 2001, made substantial changes to the estate, gift and generation skipping transfer tax. The Act increases the amount of an estate exempt from tax from $675,000 in 2001 to $1 million in 2002, $2 million in 2006 and $3.5 million in 2009. The Act reduces the top estate, gift and generation skipping transfer tax rate from 55% in 2001 to 45% in 2009. In 2010, the estate tax and generation skipping transfer tax are repealed and the gift tax is reduced to 35%. All of these changes are sunsetted or repealed in 2011, unless extended or made permanent. It is generally believed that the estate tax repeal will not be made permanent but that further changes may be made.

Life Insurance Qualification    Section 7702 of the Code defines life insurance for federal income tax purposes. The Code provides two alternative tests for determining whether the death benefit is a sufficient multiple of the Policy Value. We have designed the Policy to comply with these rules. We will return premiums that would cause a Policy to be disqualified as life insurance, or take any other action that may be necessary for the Policy to qualify as life insurance.

The definitional tests under the Code are currently based on mortality tables adopted in 1980 or earlier. However, for Policies materially changed after 2008, the tests will be based on 2001 mortality tables. Because, in some circumstances, the Policy will not satisfy the definitional tests using 2001 mortality tables, you may not be permitted to make a certain changes to your Policy after 2008 (as defined by Notice 2004-61).

Section 817(h) of the Code authorizes the Secretary of the Treasury to set standards for diversification of the investments underlying variable life insurance policies. Final regulations have been issued pursuant to this authority. Failure to meet the diversification requirements would disqualify the Policies as life insurance for purposes of Section 7702 of the Code. We intend to comply with these requirements.

Variable Joint Life Prospectus

On July 24, 2003, the Internal Revenue Service issued Rev. Ruls. 2003-91 and 2003-92 that provide guidance on when a policy owner’s control of separate account assets will cause the policy owner, and not the life insurance company, to be treated as the owner of those assets. Important indicators of investor control are the ability of the policy owner to select the investment advisor, the investment strategy or the particular investments of the separate account. If the owner of a policy were treated as the owner of the mutual fund shares held in the Separate Account, the income and gains related to those shares would be included in the owner’s gross income for federal income tax purposes. We believe that we own the assets of the Separate Account under current federal income tax law.

We believe that the Policies comply with the provisions of Sections 7702 and 817(h) of the Code, but the application of these rules is not entirely clear. We may make changes in the Policies if necessary to qualify the Policies as life insurance for tax purposes.

Tax Treatment of Life Insurance    While a Policy is in force, increases in the Policy Value as a result of investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The death benefit received by a beneficiary will generally not be subject to federal income tax.

Unless the Policy is a modified endowment contract, as described below, a loan received under a Policy will not be treated as a distribution subject to current federal income tax. Interest paid by individual owners of the Policies will ordinarily not be deductible. You should consult a qualified tax advisor as to the deductibility of interest paid, or accrued, by other purchasers of the Policies. (See “Other Tax Considerations.”)

As a general rule, the proceeds from a withdrawal of Cash Value will be taxable only to the extent that the withdrawal exceeds the basis of the Policy. The basis of the Policy is generally equal to the premiums paid less any amounts previously received as tax-free distributions. In certain circumstances, a withdrawal of Cash Value during the first 15 Policy years may be taxable to the extent that the Cash Value exceeds the basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the basis of the Policy.

Caution must be used when taking cash out of a Policy through policy loans. If interest is not paid annually, it is added to the principal amount and the total amount will continue to accrue for as long as the loan is maintained on the Policy. If the Policy remains in force until death, the loan will be repaid from the tax-free death benefit. However, if the Policy terminates by any method other than death, the loan will be repaid from the Cash Value of the Policy and the total Cash Value including the total amount of the loan, will be taxable to the extent it exceeds the basis of the Policy. In extreme situations, Policy Owners can face what is called the “surrender squeeze”. The surrender squeeze occurs when the unborrowed value remaining in the Policy is insufficient to cover the interest payment required to keep the Policy in force or to cover the tax due if the Policy terminates. Either the interest would have to be paid annually or the Policy would terminate and any income tax due would have to be paid with other assets.

A policy may be exchanged tax-free for another life insurance policy, an endowment contract or an annuity contract covering the same insured. Special tax rules may apply when ownership of a Policy is transferred. You should seek qualified tax advice if you plan a transfer of ownership.

Modified Endowment Contracts    A Policy will be classified as a modified endowment contract if the cumulative premiums paid during the first seven Policy years exceed a defined “seven-pay” limit. The seven-pay limit is the sum of the premiums at any time net of expense and administrative charges that would have to be paid in order for the Policy to be fully paid for after seven level annual payments. A Policy will be treated as a modified endowment contract unless any excess premiums are withdrawn from the Policy with interest within 60 days after the end of the Policy Year in which they are paid.

Whenever there is a “material change” under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and it will be subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account the Policy Value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in the death benefit option, a change in the Specified Amount, and certain other changes. A material change could occur as a result of an increase in the death benefit, the addition of a benefit or the payment of a premium that is considered “unnecessary” under the Code.

If the benefits under the Policy are reduced during the lifetime of either insured, for example, by requesting a decrease in the Specified Amount, by making a withdrawal of Cash Value or, in some cases, by lapsing the Policy or making a withdrawal of Cash Value, the seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a modified endowment contract.

A life insurance policy which is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

If a Policy is a modified endowment contract, any distribution from the Policy will be taxed on a gain-first basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan), a withdrawal of Cash Value or a surrender of the Policy. If a Policy terminates while there is a Policy loan, the cancellation of the loan and accrued loan interest also will be treated as a distribution to the extent not previously treated as such. Any such

Variable Joint Life Prospectus

distributions will be considered taxable income to the extent the Cash Value exceeds the basis in the Policy. For modified endowment contracts, the basis would be increased by the amount of any prior loan under the Policy that was considered taxable income. For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Northwestern Mutual to the same policy owner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from modified endowment contracts.

A 10% penalty tax will apply to the taxable portion of a distribution from a modified endowment contract. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the taxpayer’s beneficiaries. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.

Estate and Generation Skipping Taxes    The amount of the death benefit will generally be includible in the owner’s estate for federal estate tax purposes and any applicable state inheritance tax if the last surviving insured owned the Policy. If the owner is not the last surviving insured, the fair market value of the Policy is includible in the owner’s estate.

If ownership of the Policy is transferred, either directly or in trust, to a person two or more generations younger than the Owner, the value of the Policy may be subject to a generation skipping transfer tax.

Section 2010 of the Code provides a $2 million estate tax exclusion for 2007 and 2008 and a $3.5 million exclusion for 2009. The exemption amount for gift tax purposes is $1 million for 2007 to 2010. The top estate, gift and generation skipping transfer tax rate is 45% in 2007, 2008 and 2009. In 2010, the estate tax and generation skipping transfer tax are repealed and the gift tax rate is reduced to 35%. Unless these rules are extended or made permanent, they will be sunsetted or repealed in 2011 and the rules in effect in 2001 ($1 million exclusion amount and 50% maximum tax rate) will be reinstated. It is generally believed that the estate and generation skipping tax repeal will not be made permanent but that further changes may be made.

Business Owned Life Insurance    Business-owned life insurance may be subject to certain additional rules. Section 264(a)(1) of the Code generally disallows a deduction for premiums paid on Policies by anyone who is directly or indirectly a beneficiary under the Policy. Increases in Policy Value may also be subject to tax under the corporation alternative minimum tax provisions.

Section 264(a)(4) of the Code limits the Policy Owner’s deduction for interest on loans taken against life insurance policies to interest on an aggregate total of $50,000 of loans per covered life only with respect to life insurance policies covering key persons. Generally, a key person means an officer or a 20% owner. However, the number of key persons will be limited to the greater of (a) five individuals, or (b) the lesser of 5% of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these Policies will be subject to limits based on current market rates.

In addition, Section 264(f) of the Code disallows a proportionate amount of a business’s interest deduction on non-life insurance indebtedness based on the amount of unborrowed Cash Value of non-exempt life insurance policies held in relation to other business assets. Exempt policies include policies held by natural persons unless the business is a direct or indirect beneficiary under the policy and policies owned by a business and insuring employees, directors, officers and 20% owners (as well as joint policies insuring 20% owners and their spouses).

Section 101(j) of the Code provides that the Death Benefit payable under business-owned life insurance in which the business is also the beneficiary will be taxable unless (i) the insured is an eligible employee and (ii) the employee is given notice of the insurance and the maximum face amount and consents to be insured and to the continuation of the insurance after the employee terminates service with the employer. Generally, an eligible employee is an officer, a director, a person who owns more than 5% of the business, an employee earning more than $100,000 annually (increased for cost of living after 2006) or an employee who is among the highest paid 35% of employees. The law also imposes an annual reporting and record-keeping obligation on the employer.

Policy Split Right    The Policy permits the owner to exchange the Policy for two policies, one on the life of each insured, without evidence of insurability, if a change in the federal estate tax law results in either the repeal of the unlimited marital deduction or a 50% or greater reduction in the estate tax rate. The exchange must be made while both insureds are alive (and neither insured is classified as a Joint Insurable). The request for exchange must be received no later than 180 days after the earlier of the enactment of the law repealing the unlimited marital deduction or the enactment of the law reducing the estate tax rate by at least 50%.

The Internal Revenue Service has ruled with respect to one taxpayer that such a transaction would be treated as a non-taxable exchange. If not, such a split of the Policy could result in the recognition of taxable income.

Split-Dollar Arrangements    Life insurance purchased under a split dollar arrangement is subject to special tax rules. Notice 2002-8 provides that (1) the value of the current life insurance protection provided to the employee under the arrangement is taxed to the employee each year and, until the issuance of further guidance, can be determined using the government’s Table 2001 rates or the insurer’s lower one year term rates (which, for arrangements entered into after January 28, 2002, must satisfy additional sales requirements); and (2) for split dollar arrangements entered into on or before September 17, 2003, taxation of the equity (cash surrender value in excess of the amount payable to the employer) is governed by prior law and is subject to the following three safe harbors: (a) the

Variable Joint Life Prospectus

annual accrual of income will not, by itself, be enough to trigger a taxable transfer; (b) equity will not be taxed regardless of the level of the employer’s economic interest in the life insurance policy as long as the value of the life insurance protection is treated and reported as an economic benefit; and (c) the employee can elect loan treatment at any time, provided all premiums paid by the employer are treated as a loan entered into at the beginning of the first year in which payments are treated as loans.

On September 17, 2003, the Treasury and Internal Revenue Service issued final regulations regarding the taxation of split dollar arrangements. The final regulations apply only to arrangements entered into or materially changed after September 17, 2003. The regulations provide that such split dollar arrangements must be taxed under one of two mutually exclusive tax regimes depending on the ownership of the underlying life insurance policy. Collateral assignment split dollar arrangements, in which the employee owns the policy, must be taxed under a loan regime. Where such an arrangement imposes a below market interest rate or no interest rate, the employee is taxed on the imputed interest under Section 7872 of the Code. Endorsement split dollar arrangements, in which the employer owns the policy, must be taxed under an economic benefit regime. Under this regime, the employee is taxed each year on (i) the value of the current life insurance protection provided to the employee, (ii) the amount of policy Cash Value to which the employee has current access, and (iii) the value of any other economic benefits provided to the employee during the taxable year.

Under, the Sarbanes-Oxley Act of 2002, it is a criminal offense for an employer with publicly traded stock to extend or arrange a personal loan to a director or executive officer after July 30, 2002. One issue that has not been clarified is whether each premium paid by such an employer under a split dollar arrangement with a director or executive officer is a personal loan subject to the new law.

Section 409A of the Code imposes requirements for nonqualified deferred compensation plans with regard to the timing of deferrals, distribution triggers, funding mechanisms and reporting requirements. Nonqualified deferred compensation plans that fail to meet these conditions are taxed currently on all compensation previously deferred and interest earned thereon and assessed an additional 20% penalty. The law does not limit the use of life insurance as an informal funding mechanism for nonqualified deferred compensation plans but proposed regulations treat certain split dollar arrangements as nonqualified deferred compensation plans that must comply with the new rules. Further guidance is expected on this issue. Congress is also considering limiting an individual’s annual aggregate deferrals to a nonqualified deferred compensation plan to the lesser of (i) $1,000,000 or (ii) the average of annual compensatin payable to the individual by the employer maintaining the plan that was includible in the individual’s gross income over the five years immediately preceding the year for which the limitation is calculated.

Valuation of Life Insurance    Special valuation rules apply to life insurance contracts distributed from a qualified plan to a participant or transferred by an employer to an employee. Notice 2005-25 provides a safe harbor formula for valuing variable life insurance that is the greater of the interpolated terminal reserve or the cash value (adjusted by a surrender factor for policies distributed from qualified plans), both increased by a pro rata portion of the estimated dividends for the Policy year. These rules do not apply to split-dollar arrangements entered into on or before September 17, 2003 and not materially modified thereafter.

Other Tax Considerations    Pursuant to regulations issued in 2003, taxpayers are required to annually report all “reportable transactions” as defined in the regulations. “Reportable transactions” include transactions that are offered under conditions of confidentiality as to tax treatment and involve an advisor who receives a fee of $250,000 or more, or transactions that include a tax indemnity. Rev. Proc. 2003-25 further held that the purchase of life insurance policies by a business does not, by itself, constitute a “reportable transaction”.

Depending on the circumstances, the exchange of a Policy, a Policy loan, or a change in ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, premium payments and receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. If you contemplate any such transaction you should consult a qualified tax adviser.

Distribution of the Policy

We sell the Policy through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD, Inc. NMIS is the principal underwriter of the Policy and has entered into a Distribution Agreement with us. The Policies are available exclusively through NMIS and our Financial Representatives.

The maximum commission payable to the registered representative who sells the Policy is 40% of Premium Payments up to the Target Premium and 2.75% of Premium Payments in excess of that amount during the first Policy Year; 6% of Premium Payments up to Target Premium and

Variable Joint Life Prospectus

2.75% of Premium Payments in excess of that amount paid in Policy Years 2-10; and 2.75% of Premium Payments thereafter. In addition, a commission of 0.10% of Invested Assets is paid at the end of Policy Years 6 and later. We may pay new agents differently during a training period. The entire amount of the sales commissions is passed through the Distributor to the registered representative who sold the Policy and to his or her manager. The Company pays compensation and bonuses for the Distributor’s management team, and other expenses of distributing the Policies.

Because registered representatives of the Distributor are also our appointed agents, they are eligible for various cash benefits, such as bonuses, insurance benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, Distributor’s registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Policies may help registered representatives and/or their managers qualify for such benefits. Certain of the Distributor’s registered representatives and managers may receive other payments from us for the recruitment and training of personnel, production of promotional literature and similar services.

Commissions and other incentives and payments described above are not charged directly to Policy Owners or to the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

Variable Joint Life Prospectus

APPENDIX A

Monthly Policy Charge—Mortality and Expense Risk Charge—Specified Amount Component

Table of Annual Charges Per $1,000 of Initial Specified Amount

Issue Age*	Annual Charge	Issue Age*	Annual Charge	Issue Age*	Annual Charge
20-25	$0.04	42	$0.33	59	$0.94
26	0.05	43	0.36	60	0.99
27	0.06	44	0.38	61	1.04
28	0.07	45	0.41	62	1.10
29	0.08	46	0.44	63	1.15
30	0.09	47	0.47	64	1.21
31	0.10	48	0.50	65	1.26
32	0.11	49	0.53	66	1.31
33	0.12	50	0.57	67	1.35
34	0.13	51	0.60	68	1.40
35	0.14	52	0.63	69	1.44
36	0.17	53	0.66	70	1.49
37	0.19	54	0.69	71	1.54
38	0.22	55	0.72	72	1.58
39	0.25	56	0.77	73	1.63
40	0.28	57	0.83	74	1.67
41	0.30	58	0.88	75-85	1.72

*	The issue age used in this calculation equals the younger insured issue age plus an age adjustment. The age adjustment is based on the age difference (older issue age minus younger issue age) and this schedule:

Age Difference (years)	Age Adjustment (years)
0-1	0
2-4	1
5-8	2
9-14	3
15-24	4
25-34	5
35-44	6
45-54	7
55-65	8

Example: For a Policy at issue ages 65 and 60 and a Specified Amount of $1,000,000, the age adjustment is 2 and the issue age is 62. The annual charge per $1,000 of Specified Amount is $1.10. The Monthly Policy Charge—Mortality and Expense Risk Charge—Specified Amount component will be $1,100.04 annually, or $91.67 monthly, for this Policy.

Note: In no event will the sum of the Monthly Policy Charge—Mortality and Expense Risk Charge—Specified Amount component annual charge and the Monthly Policy Charge—Underwriting and Issue Charge annual charge exceed $1.90 per $1,000 of initial Specified Amount. The Monthly Policy Charge—Underwriting and Issue Charge will be reduced to meet this constraint if necessary.

Variable Joint Life Prospectus

Additional Information

More information about Northwestern Mutual Variable Life Account (“Separate Account”) is included in a Statement of Additional Information (SAI), which is dated the same day as this prospectus, incorporated by reference in this prospectus, and is available free of charge from The Northwestern Mutual Life Insurance Company. To request a free copy of the Separate Account’s SAI, or current annual report, call us toll-free at 1-888-455-2232. Information about the Separate Account (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-551-942-8090. Reports and other information about the Separate Account are available on the SEC’s Internet site at http://www.sec.gov, or they may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Your Northwestern Mutual Financial Representative will provide you with illustrations for a Variable Joint Life Policy free of charge upon your request. The illustrations show how the death benefit, invested assets and cash surrender value for a Policy would vary based on hypothetical investment results. Your Northwestern Mutual Financial Representative will also respond to other inquiries you may have regarding the Policy, or you may contact the Variable Life Service Center at 1-866-424-2609.

Investment Company Act File No. 811-3989

Variable Joint Life Prospectus

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2007

VARIABLE JOINT LIFE

A Flexible Premium Variable Joint Life Policy with Insurance Payable on Second Death (the “Policy”).

Issued by The Northwestern Mutual Life Insurance Company

and

Northwestern Mutual Variable Life Account

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements and should be read in conjunction with the prospectus for the Policy identified above and dated the same date as this SAI. The prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, calling telephone number 1-888-455-2232, or visiting the website www.nmfn.com.

The (i) statement of assets and liabilities as of the end of the most recent fiscal year, (ii) the statement of operations for the most recent fiscal year, and (iii) the changes in equity for the two most recent fiscal years from the audited financial statements of the Northwestern Mutual Variable Life Account (the “Account”), and the related notes and the report of the independent registered public accounting firm thereon from the Account’s Annual Report to Policy Owners for the year ended December 31, 2006 are incorporated by reference into this SAI. See “Financial Statements of the Account.” No other information is incorporated by reference.

269492-VJL

DISTRIBUTION OF THE POLICIES

The Policies are offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS is our wholly-owned company. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

NMIS is the principal underwriter of the Policies for purposes of the federal securities laws. We paid the following amounts to NMIS with respect to sales of variable life insurance policies issued in connection with the Account during each of the last three years representing commission payments NMIS made to our agents and related benefits. None of these amounts was retained by NMIS and no amounts were paid to other underwriters or broker-dealers. We also paid additional amounts to NMIS in reimbursement for other expenses related to the distribution of variable life insurance policies.

Year	Amount
2006	$61,533,181
2005	$81,916,793
2004	$84,959,069

EXPERTS

The financial statements of the Account, and the related notes and report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, contained in the Annual Report to Policy Owners for the fiscal year ended December 31, 2006, that are incorporated by reference in this Statement of Additional Information, and the financial statements of Northwestern Mutual, and the related notes and report of PricewaterhouseCoopers LLP, for the fiscal year ended on the same date that have been included in this Statement of Additional Information are so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202.

FINANCIAL STATEMENTS OF THE ACCOUNT

The financial statements of the Account, related notes and the related report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, contained in the Annual Report to Policy Owners as of December 31, 2006, and for the year then ended are hereby incorporated by reference. Copies of the Account’s Annual Report may be obtained, without charge, by writing to The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, by calling 1-888-455-2232, or by visiting the website www.nmfn.com.

The following financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Policies.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Financial Position

(in millions)

	December 31,
	2006	2005
Assets:
Bonds	$70,564	$65,899
Common and preferred stocks	9,228	8,120
Mortgage loans	19,363	18,118
Real estate	1,489	1,620
Policy loans	10,995	10,265
Other investments	7,930	6,935
Cash and temporary investments	2,885	2,124

Total investments	122,454	113,081
Due and accrued investment income	1,291	1,183
Net deferred tax assets	1,198	1,057
Deferred premium and other assets	2,112	1,983
Separate account assets	18,047	15,753

Total assets	$145,102	$133,057

Liabilities and Surplus:
Reserves for policy benefits	$101,481	$94,144
Policyowner dividends payable	4,632	4,270
Interest maintenance reserve	644	839
Asset valuation reserve	3,093	2,529
Income taxes payable	515	593
Other liabilities	5,006	4,548
Separate account liabilities	18,047	15,753

Total liabilities	133,418	122,676
Surplus	11,684	10,381

Total liabilities and surplus	$145,102	$133,057

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Operations

(in millions)

	For the year ended December 31,
	2006	2005	2004
Revenue:
Premiums	$12,149	$11,363	$10,682
Net investment income	7,073	6,543	6,117
Other income	511	494	511

Total revenue	19,733	18,400	17,310

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	5,049	4,577	4,487
Net additions to policy benefit reserves	7,234	6,445	6,181
Net transfers to separate accounts	492	664	422

Total benefits	12,775	11,686	11,090
Commissions and operating expenses	1,894	1,774	1,741

Total benefits and expenses	14,669	13,460	12,831

Gain from operations before dividends and taxes	5,064	4,940	4,479
Policyowner dividends	4,628	4,269	3,880

Gain from operations before taxes	436	671	599
Income tax expense (benefit)	17	57	(124)

Net gain from operations	419	614	723
Net realized capital gains	410	310	94

Net income	$829	$924	$817

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Changes in Surplus

(in millions)

	For the year ended December 31,
	2006	2005	2004
Beginning of year balance	$10,381	$8,934	$7,547
Net income	829	924	817
Change in net unrealized capital gains	581	343	645
Change in net deferred income tax	337	237	28
Change in nonadmitted assets and other	70	(84)	(115)
Change in asset valuation reserve	(514)	27	12

Net increase in surplus	1,303	1,447	1,387

End of year balance	$11,684	$10,381	$8,934

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Cash Flows

(in millions)

	For the year ended December 31,
	2006	2005	2004
Cash flows from operating activities:
Premiums and other income received	$8,634	$8,074	$7,584
Investment income received	6,893	6,347	5,999
Disbursement of policy loans, net of repayments	(730)	(515)	(199)
Benefit payments to policyowners and beneficiaries	(5,274)	(4,794)	(4,650)
Net transfers to separate accounts	(482)	(657)	(418)
Commissions, expenses and taxes paid	(2,202)	(2,000)	(1,900)

Net cash provided by operating activities	6,839	6,455	6,416

Cash flows from investing activities:
Proceeds from investments sold or matured:
Bonds	51,695	72,406	47,537
Common and preferred stocks	6,088	3,969	3,300
Mortgage loans	3,413	2,585	1,867
Real estate	65	120	109
Other investments	1,693	1,389	1,258

	62,954	80,469	54,071

Cost of investments acquired:
Bonds	56,372	77,345	52,323
Common and preferred stocks	5,777	3,896	3,150
Mortgage loans	4,659	3,464	2,670
Real estate	107	261	259
Other investments	2,099	2,661	1,757

	69,014	87,627	60,159

Net cash applied to investing activities	(6,060)	(7,158)	(6,088)

Cash flows from financing and miscellaneous sources:
Net inflows on deposit-type contracts	69	52	32
Other cash applied	(87)	(174)	(5)

Net cash provided by (applied to) financing and other activities:	(18)	(122)	27

Net increase (decrease) in cash and temporary investments	761	(825)	355
Cash and temporary investments, beginning of year	2,124	2,949	2,594

Cash and temporary investments, end of year	$2,885	$2,124	$2,949

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

1.	Basis of Presentation and Changes in Accounting Principles

The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (together, “the Company”). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability and long-term care insurance products to the personal, business and estate markets.

The consolidated financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (“statutory basis of accounting”). See Notes 3 and 12 for descriptions of the permitted practices used by the Company. Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles (“GAAP”), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) investment valuations and policy benefit reserves are established using different methods and assumptions, (3) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statement of operations, are defined differently, (4) majority-owned, non-insurance subsidiaries are consolidated, (5) changes in deferred taxes are reported as a component of net income and (6) no deferral of realized investment gains and losses is permitted. The effects on the financial statements of the Company attributable to the differences between the statutory basis of accounting and GAAP are material.

2.	New Accounting and Reporting Pronouncements

On January 1, 2006, the Company adopted Statement of Statutory Accounting Principle No. 93 (“SSAP 93”), which establishes statutory accounting guidance for investments in federal and state tax benefits associated with low income housing tax credit (“LIHTC”) real estate properties. Prior to the issuance of SSAP 93, statutory guidance did not address accounting for such investments.

SSAP 93 requires that these investments be reported at amortized cost. The initial cost of these investments is to be amortized in proportion to the actual realization of the related tax benefits, without discounting for the time value of money, and reported as a component of net investment income. Prior to the adoption of this new guidance, the Company reported these investments at amortized cost, with amortization reported as a realized loss and calculated using a method that included discounting. For the years ended December 31, 2005 and 2004, realized losses included $20 million and $16 million, respectively, of realized losses from amortization of LIHTC investment cost under the previous method.

As of January 1, 2006, the amortized cost of LIHTC investments using the new guidance applied on a retrospective basis was $321 million, which was less than amortized cost using the previous method by $55 million. This amount was recorded as a direct reduction of surplus at that date and is included in change in nonadmitted assets and other in the consolidated statement of changes in surplus for the year ended December 31, 2006. In addition, amortization of LIHTC investment cost under the new method of $63 million is included in net investment income in the consolidated statement of operations for the year ended December 31, 2006.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

3.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires management to make estimates or assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the periods then ended. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 4 and 15 regarding the reported statement value and estimated fair value of the Company’s investments in bonds, common and preferred stocks, mortgage loans and real estate.

Policy Loans

Policy loans primarily represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies, and are reported in the financial statements at unpaid principal balance.

Other Investments

Other investments consist primarily of partnership investments (including real estate, venture capital and leveraged buyout fund limited partnerships), real estate joint ventures and unconsolidated non-insurance subsidiaries organized as limited liability companies. These investments are reported in the financial statements using the equity method of accounting.

Other investments also include $102 million and $97 million of investments in oil and natural gas production at December 31, 2006 and 2005, respectively. These oil and gas investments are accounted for using the full cost method, under which all exploration and development costs, whether successful or not, are capitalized and amortized as a reduction of net investment income as reserves are produced. This method is permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (“OCI”). The “Accounting Practices and Procedures Manual” of the National Association of Insurance Commissioners (“NAIC”) does not provide accounting guidance for oil and gas investments.

Other investments also include LIHTC investments, leveraged leases and derivative financial instruments. See Note 4 for a description of the Company’s investments in leveraged leases and Note 5 regarding the Company’s use of derivatives and their presentation in the financial statements.

Temporary Investments

Temporary investments represent securities that had maturities of one year or less at purchase and are reported at amortized cost, which approximates fair value.

Net Investment Income

Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, policy loans and other investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively for any change in estimated yield-to-maturity. Accrued investment income more than 90 days past due is nonadmitted and reported as a direct reduction of surplus. Accrued investment income that is ultimately deemed uncollectible is reported as a reduction of net investment income in the period that such determination is made. Net investment income also includes dividends paid to the Company from accumulated earnings of joint ventures, partnerships and unconsolidated non-

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

insurance subsidiaries and prepayment fees on bonds and mortgages. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to oil and gas investments and interest costs associated with securities lending.

Interest Maintenance Reserve

The Company is required to maintain an interest maintenance reserve (“IMR”). The IMR is used to defer realized gains and losses, net of income tax, on fixed income investments and derivatives that are attributable to changes in interest rates. Net realized gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold or the asset/liability hedged by the derivative.

Investment Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of securities sold. Realized capital losses also include valuation adjustments for impairment of bonds, stocks, mortgage loans, real estate and other investments that have experienced a decline in fair value that management considers to be other-than-temporary. Factors considered in evaluating whether a decline in value is other-than-temporary include: (1) the duration and extent to which the fair value has been less than cost, (2) the financial condition and near-term prospects of the issuer in relation to the anticipated recovery, and (3) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value. Realized capital gains and losses as reported in the consolidated statement of operations exclude any IMR deferrals. See Note 4 regarding realized capital gains and losses.

Unrealized capital gains and losses primarily represent changes in the reported fair value of common stocks and changes in valuation adjustments made for bonds in or near default. Changes in the Company’s share of undistributed earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries are also classified as changes in unrealized capital gains and losses. See Note 4 regarding changes in unrealized capital gains and losses.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (“AVR”). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is designed to protect surplus against potential declines in the value of the Company’s investments. Increases or decreases in AVR are reported as direct adjustments to surplus.

Separate Accounts

Separate account assets and related policy liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in a fixed interest rate annuity issued by the general account of the Company. Separate account assets are reported at fair value based primarily on quoted market prices. See Note 8 for more information about the Company’s separate accounts.

Premium Revenue

Life insurance premiums are recognized as revenue at the beginning of each policy year. Disability and long-term care insurance premiums are recognized as revenue when due to the Company. Annuity premiums are recognized as revenue when received. Considerations received on supplementary insurance contracts without life contingencies are deposit-type transactions and thereby excluded from revenue in the consolidated statement of operations. Premium revenue is

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

reported net of ceded reinsurance. See Note 10 for more information about the Company’s use of reinsurance.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. See Note 10 for more information about the Company’s use of reinsurance.

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, disability and long-term care benefits, as well as matured endowments and payments on supplementary insurance contracts that include life contingencies. Benefit payments on supplementary insurance contracts without life contingencies are deposit-type transactions and thereby excluded from benefits in the consolidated statement of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 10 for more information about the Company’s use of reinsurance.

Reserves for Policy Benefits

Reserves for policy benefits represent the net present value of future policy benefits less future policy premiums, estimated using actuarial methods based on mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the OCI. These actuarial tables and methods include assumptions regarding future mortality and morbidity. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 6 for more information about the Company’s reserve liabilities.

Commissions and Operating Expenses

Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

Electronic Data Processing Equipment and Software

The cost of electronic data processing (“EDP”) equipment and operating system software used in the Company’s business is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years. EDP equipment and operating software assets of $27 million and $33 million at December 31, 2006 and 2005, respectively, are classified as other assets in the consolidated statement of financial position and are net of accumulated depreciation of $104 million and $88 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from reported assets and surplus in the consolidated statement of financial position. Depreciation expense for EDP equipment and software totaled $77 million, $71 million and $56 million for the years ended December 31, 2006, 2005 and 2004, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from reported assets and surplus in the consolidated statement of financial position. Depreciation expense for furniture, fixtures and equipment totaled $7 million, $7 million and $7 million for the years ended December 31, 2006, 2005 and 2004, respectively.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

Policyowner Dividends

Nearly all life, disability and long-term care insurance policies and certain annuity contracts issued by the Company are participating. Annually, the Company’s Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year, which are accrued and charged to operations when approved. Participating policyowners generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due or used to purchase additional insurance. Dividends used by policyowners to purchase additional insurance are reported as premiums in the consolidated statement of operations, but are not included in premiums received or benefit payments in the consolidated statement of cash flows.

Nonadmitted Assets

Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to pension funding, amounts advanced to or due from the Company’s financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation) and certain investments are excluded from reported assets and surplus in the consolidated statement of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the consolidated statement of changes in surplus.

Reclassifications

Certain amounts in prior year footnote disclosures have been reclassified to conform to the current year presentation.

4.	Investments

Bonds

Investments in bonds are reported in the financial statements at amortized cost, less any valuation adjustment. The interest method is used to amortize any purchase premium or discount. Use of the interest method for loan-backed bonds and structured securities includes estimates of future prepayments obtained from independent sources. Prepayment assumptions are updated at least annually, using the retrospective adjustment method to recognize related changes in the estimated yield-to-maturity of such securities.

Valuation adjustments are made for bonds in or near default, which are reported at the lower of amortized cost or fair value and for bonds with a decline in fair value that management considers to be other-than-temporary. See Note 3 regarding investment capital gains and losses. At December 31, 2006 and 2005, the reported value of bonds was reduced by $102 million and $174 million, respectively, of valuation adjustments.

Disclosure of estimated fair value is based upon values published by the Securities Valuation Office (“SVO”) of the NAIC. In the absence of SVO-published values, estimated fair value is based upon quoted market prices, if available. For bonds without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

Statement value and estimated fair value of bonds at December 31, 2006 and 2005 were as follows:

December 31, 2006	Reconciliation to Estimated Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
U.S. Governments	$8,075	$309	$(22)	$8,362
States, territories and possessions	247	35	(3)	279
Special revenue and assessments	13,577	55	(206)	13,426
All foreign governments	829	121	(2)	948
Public utilities	5,329	170	(77)	5,422
Banks, trust and insurance companies	9,943	318	(129)	10,132
Industrial and miscellaneous	32,564	752	(436)	32,880

Total	$70,564	$1,760	$(875)	$71,449

December 31, 2005	Reconciliation to Estimated Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
U.S. Governments	$9,497	$492	$(28)	$9,961
States, territories and possessions	417	42	(3)	456
Special revenue and assessments	12,590	59	(184)	12,465
All foreign governments	189	23	(1)	211
Public utilities	4,838	222	(45)	5,015
Banks, trust and insurance companies	9,472	388	(97)	9,763
Industrial and miscellaneous	28,896	948	(421)	29,423

Total	$65,899	$2,174	$(779)	$67,294

Statement value and estimated fair value of bonds by contractual maturity at December 31, 2006 are presented below. Estimated maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

	Statement Value	Estimated Fair Value
	(in millions)
Due in one year or less	$2,154	$2,157
Due after one year through five years	12,157	12,408
Due after five years through ten years	18,727	18,736
Due after ten years	15,826	16,573

	48,864	49,874
Mortgage-backed and structured securities	21,700	21,575

Total	$70,564	$71,449

Common and Preferred Stocks

Common stocks are generally reported in the financial statements at fair value, which is based upon quoted market prices, if available. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. The equity method is generally used to value investments in common stock of unconsolidated non-insurance subsidiaries. See Note 12 regarding the statement value of the Company’s investment in Frank Russell Company.

Preferred stocks rated “1” (highest quality), “2” (high quality) or “3” (medium quality) by the SVO are reported in the financial statements at amortized cost. Preferred stocks rated “4” (low quality), “5” (lower quality) or “6” (lowest quality) by the SVO are reported in the financial statements at the lower of amortized cost or fair value. Estimated fair value is based upon quoted market prices, if available. For preferred stock without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

Valuation adjustments are made for preferred stocks with SVO quality ratings of “4”, “5” or “6” and for common and preferred stocks with a decline in fair value that management considers to be other-than-temporary. At December 31, 2006 and 2005, the reported value of common and preferred stocks was reduced by $117 million and $172 million, respectively, of valuation adjustments.

Mortgage Loans

Mortgage loans are reported in the financial statements at unpaid principal balance, less any valuation allowance or unamortized commitment or origination fee. Such fees are generally deferred upon receipt and amortized into net investment income using the interest method.

Mortgage loans are considered impaired when, based on current information, management considers it probable that the Company will be unable to collect all principal and interest due according to the contractual terms of the loan. If necessary, a valuation adjustment is made to reduce the carrying value of an impaired loan to the lower of unpaid principal balance or estimated net realizable value based on appraisal of the collateral property. If the impairment is considered to be temporary, the valuation adjustment is reported as an unrealized loss. Valuation adjustments

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

for impairments considered to be other-than-temporary are reported as realized losses. At December 31, 2006 and 2005, the reported value of mortgage loans was reduced by $0 and $2 million, respectively, of valuation adjustments.

The maximum and minimum interest rates for mortgage loans originated during 2006 were 7.3% and 5.2%, respectively, while these rates during 2005 were 7.8% and 3.7%, respectively. The aggregate ratio of amounts loaned to the value of collateral for mortgage loans originated during 2006 and 2005 were 63% and 59%, respectively, with a maximum of 100% for any single loan during each of 2006 and 2005.

Real Estate

Real estate investments are reported in the financial statements at cost, less any valuation adjustment, encumbrances and accumulated depreciation of buildings and other improvements using a straight-line method over the estimated useful lives of the improvements. An investment in real estate is considered impaired when, based on current information, the estimated fair value of the property is lower than depreciated cost. The estimated fair value is primarily based upon the present value of future cash flow (for commercial properties) or the capitalization of stabilized net operating income (for multi-family residential properties). When the Company determines that an investment in real estate is impaired, a valuation adjustment is made to reduce the carrying value to estimated fair value, net of encumbrances. Valuation adjustments are reported as a realized loss. At December 31, 2006 and 2005, the reported value of real estate was reduced by $21 million and $27 million, respectively, of valuation adjustments.

At December 31, 2006 and 2005, the reported value of real estate included $186 million and $185 million, respectively, of real estate properties occupied by the Company.

Leveraged Leases

Leveraged leases primarily represent investments in commercial aircraft or real estate properties that are leased to third parties and serve as collateral for non-recourse borrowings. Leveraged leases are valued at the present value of future minimum lease payments plus the residual value of the leased asset and reported as other investments in the consolidated statement of financial position. At December 31, 2006 and 2005, the reported value of leveraged leases was $339 million and $342 million, respectively. When the Company determines that receipt of all scheduled lease payments is unlikely or that the estimated residual value of the asset has declined, a valuation adjustment is made to reduce the value of the lease. Valuation adjustments are reported as a realized loss. At December 31, 2006 and 2005, the reported value of leveraged leases was reduced by $14 million and $106 million, respectively, of valuation adjustments.

Capital Gains and Losses

Realized investment gains and losses for the years ended December 31, 2006, 2005 and 2004 were as follows:

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

	For the year ended December 31, 2006			For the year ended December 31, 2005			For the year ended December 31, 2004
	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)
	(in millions)
Bonds	$243	$(497)	$(254)	$454	$(536)	$(82)	$816	$(369)	$447
Common and preferred stocks	1,193	(241)	952	909	(196)	713	521	(211)	310
Mortgage loans	1	—	1	3	(1)	2	—	(1)	(1)
Real estate	18	—	18	64	(1)	63	48	(8)	40
Other investments	207	(357)	(150)	140	(177)	(37)	325	(522)	(197)

	$1,662	$(1,095)	567	$1,570	$(911)	659	$1,710	$(1,111)	599

Less: IMR gains (losses)			(261)			(61)			317
Less: Capital gains taxes			418			410			188

Net realized capital gains			$410			$310			$94

Proceeds from the sale of bond investments totaled $52 billion, $72 billion and $48 billion for the years ended December 31, 2006, 2005 and 2004, respectively.

Realized losses (before IMR deferrals and capital gains taxes) included $74 million, $276 million and $116 million of valuation adjustments for declines in fair value of investments that were considered to be other-than-temporary for the years ended December 31, 2006, 2005 and 2004, respectively.

The amortized cost and estimated fair value of bonds and common and preferred stocks for which the estimated fair value had temporarily declined and remained below cost as of December 31, 2006 and 2005, were as follows:

	December 31, 2006
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Cost/ Amortized Cost	Fair Value	Difference	Cost/ Amortized Cost	Fair Value	Difference
	(in millions)
Bonds	$11,200	$11,051	$(149)	$22,631	$21,908	$(723)
Common and preferred stocks	920	835	(85)	122	82	(40)

Total	$12,120	$11,886	$(234)	$22,753	$21,990	$(763)

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

	December 31, 2005
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Cost/ Amortized Cost	Fair Value	Difference	Cost/ Amortized Cost	Fair Value	Difference
	(in millions)
Bonds	$26,527	$26,014	$(513)	$5,862	$5,593	$(269)
Common and preferred stocks	732	672	(60)	483	376	(107)

Total	$27,259	$26,686	$(573)	$6,345	$5,969	$(376)

Changes in net unrealized investment gains and losses for the years ended December 31, 2006, 2005 and 2004 were as follows:

	For the year ended December 31,
	2006	2005	2004
	(in millions)
Bonds	$58	$(43)	$42
Common and preferred stocks	466	304	818
Other investments	264	198	75

	788	459	935
Change in deferred taxes	(207)	(116)	(290)

	$581	$343	$645

Securities Lending

The Company has entered into securities lending agreements whereby certain investment securities are loaned to third parties, primarily major brokerage firms. The aggregate statement value of loaned securities was $3.2 billion and $2.9 billion at December 31, 2006 and 2005, respectively. The Company’s policy requires a minimum of 102% of the fair value of the loaned securities, calculated on a daily basis, as collateral in the form of either cash or securities held by the Company or a trustee. At December 31, 2006 and 2005, unrestricted cash collateral held by the Company of $3.2 billion and $2.9 billion, respectively, is classified as cash and invested assets and the offsetting collateral liability of $3.2 billion and $2.9 billion, respectively, is classified as other liabilities in the consolidated statement of financial position. At December 31, 2006 and 2005, additional non-cash collateral of $876 million and $539 million, respectively, was held on the Company’s behalf by a trustee and is not included in the consolidated statement of financial position.

5.	Derivative Financial Instruments

In the normal course of business, the Company enters into derivative transactions, generally to mitigate (or “hedge”) the risk to assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates and other market risks. Derivatives used in hedging transactions are classified as either “cash flow” hedges, which mitigate the risk of variability in future cash

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

flows from the position being hedged, or “fair value” hedges, which mitigate the risk of changes in fair value of the position being hedged. Derivatives classified as hedges that meet the specific correlation requirements for hedge accounting are accounted for in a manner that is consistent with the item being hedged (e.g., at amortized cost or fair value). Derivatives used as hedges, but that do not meet the specific correlation requirements for hedge accounting, are accounted for at fair value.

In addition to hedging, the Company uses derivatives for the purpose of investment “replication.” A replication is a derivative transaction that, when entered into in conjunction with other investments, serves to replicate in the aggregate the characteristics of otherwise permissible investments. Derivatives used as part of a replication are accounted for in a manner consistent with the replicated asset (e.g., at amortized cost or fair value).

The Company does not take positions in derivatives for income generation purposes.

The Company held the following derivative positions at December 31, 2006 and 2005:

	December 31, 2006			December 31, 2005
Derivative Instrument	Notional Amount	Statement Value	Fair Value	Notional Amount	Statement Value	Fair Value
	(in millions)
Cash Flow Hedges:
Interest rate floors	$1,250	$20	$22	$1,250	$20	$34
Swaptions	1,031	36	21	818	33	19
Foreign currency swaps	666	—	(28)	312	—	(10)
Construction loan forwards	1	—	—	19	—	1
Foreign currency covers	2	—	2	67	—	67
Interest rate swaps	102	—	8	292	3	11
Interest rate basis swaps	120	—	—	80	—	—
Commodity swaps	10	—	—	3	1	1
Fair Value Hedges:
Credit default swaps	199	(2)	(2)	220	(3)	(3)
Foreign currency forwards	2,269	(18)	(18)	1,735	13	13
Fixed income futures	869	—	—	1,775	—	—
Short equity index futures	180	—	—	441	—	—
Purchased put options	—	—	—	—	—	—
Replications:
Fixed income	104	—	1	136	—	(1)
Long equity futures	27	—	—	5	—	—
Long fixed income futures	2,227	—	—	—	—	—

The notional amounts of derivative financial instruments are used to contractually denominate the transactions and do not represent the amounts exchanged between the parties.

The reported statement value of derivatives is reported as other investments in the consolidated statement of financial position.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

Fair value is estimated as the amount that the Company would expect to receive or pay upon termination of the derivative contract as of the reporting date. Changes in fair value on open derivative positions accounted for at fair value are reported as unrealized capital gains or losses. Upon maturity or termination of derivative positions accounted for at fair value, capital gains and losses are reported as realized.

Following are descriptions of the types of derivative instruments used by the Company during 2006 and 2005:

Cash Flow Hedges:

Interest rate floors are used to mitigate the asset/liability management risks of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Floors entitle the Company to receive settlement payments from the counterparties if interest rates decline below a specified level. The Company’s use of interest rate floors qualifies for hedge accounting.

Swaptions are used to mitigate the asset/liability management risks of a significant and sustained increase or decrease in interest rates for certain of the Company’s insurance products. A swaption is a contractual agreement whereby the Company holds an option to enter into an interest rate swap with another party on predefined terms. The Company’s use of swaptions qualifies for hedge accounting.

Foreign currency swaps are used to mitigate exposure to variable U.S. dollar cash flows from certain bonds denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. The Company’s use of foreign currency swaps qualifies for hedge accounting.

Construction loan forwards are used to mitigate exposure to market fluctuations for the forecasted purchase of GNMA loan certificates. Construction loan forwards entitle the Company to purchase GNMA loan certificates at a predetermined price at a date in the future that does not exceed 10 years. The Company’s use of construction loan forwards qualifies for hedge accounting.

Foreign currency covers are used to mitigate the foreign exchange risk on trades of investments denominated in foreign currencies. Foreign currency covers obligate the Company to pay or receive a specified amount of foreign currency at a future date at a specified exchange rate. The Company’s use of foreign currency covers qualifies for hedge accounting.

Interest rate swaps are used to mitigate exposure to interest rate risk on certain floating and fixed rate bonds. An interest rate swap is a contractual agreement to pay a rate of interest based upon a reference index in exchange for a fixed rate of interest established at the origination of the contract. In some cases the Company’s use of interest rate swaps qualifies for hedge accounting, while in others it does not. Unrealized losses of $3 million and unrealized gains of $2 million were recognized during 2006 and 2005, respectively, on those contracts that did not qualify for hedge accounting treatment.

Interest rate basis swaps are used to mitigate the basis risk on certain hedges of variable rate preferred stocks. An interest rate basis swap is a contractual agreement to pay a rate of return based upon one reference index in exchange for receiving a rate of return based upon a different reference index. The Company’s use of interest rate basis swaps does not qualify for hedge accounting treatment. No unrealized gains or losses were recognized during 2006 or 2005 on these contracts.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

Commodity swaps are used to mitigate exposure to market fluctuations for the forward sale of crude oil and natural gas production. They are contractual agreements whereby one party pays a floating commodity price in exchange for a specified fixed commodity price. The Company’s use of commodity swaps does not qualify for hedge accounting treatment. Unrealized losses of $300 thousand and unrealized gains of $1 million were recognized during 2006 and 2005, respectively, on these contracts.

Fair Value Hedges:

Credit default swaps are used to mitigate the credit risk associated with investments in bonds of specific issuers. A credit default swap allows the Company to put the bond to a counterparty at par upon a “credit event” sustained by the bond issuer. A credit event is defined as bankruptcy, failure to pay or obligation acceleration. In some cases the Company’s use of credit default swaps qualifies for hedge accounting, while in others it does not. Unrealized gains of $1 million were recognized during each of 2006 and 2005 on those contracts that did not qualify for hedge accounting treatment.

Foreign currency forwards are used to mitigate the foreign exchange risk for portfolios of investments denominated in foreign currencies. Foreign currency forward contracts obligate the Company to deliver a specified amount of foreign currency at a future date at a specified exchange rate. The Company’s use of foreign currency forward contracts does not qualify for hedge accounting treatment. Unrealized losses of $31 million and unrealized gains of $85 million were recognized during 2006 and 2005, respectively, on these contracts.

Fixed income futures are used to mitigate interest rate risk for a portion of the Company’s fixed maturity investment portfolio. Fixed income futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. The Company’s use of fixed income futures contracts does not qualify for hedge accounting treatment. Unrealized gains of $28 million and unrealized losses of $9 million were recognized during 2006 and 2005, respectively, on these contracts.

Short equity index futures are used to mitigate exposure to market fluctuations for the Company’s portfolio of common stocks. Futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. The Company’s use of futures contracts does not qualify for hedge accounting treatment. Unrealized losses of $1 million were recognized during each of 2006 and 2005 on these contracts.

Purchased put options are used to mitigate exposure to credit risk associated with a specific security. Purchased put options give the Company the option to sell a financial instrument at a specified future date for a specified price. The Company’s use of put options does not qualify for hedge accounting treatment. No unrealized gains or losses were recognized during 2006 or 2005 on these contracts.

Replications:

Fixed income replications are used to replicate a bond investment through the use of credit default swaps, interest rate swaps, credit default indexes and cash market instruments. These replication transactions, including the derivative components, are reported at amortized cost. The average fair value of such contracts was $1 million and ($4) million during 2006 and 2005, respectively. Realized gains of $2 million and realized losses of $10 million were recognized during 2006 and 2005, respectively, upon termination of these contracts.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

Long equity futures replications are used to gain equity market investment exposure. These replication transactions are reported at fair value, with changes in fair value reported as an unrealized gain or loss until the contracts are terminated. The average fair value of such contracts was $41 million and $230 million during 2006 and 2005, respectively. Realized gains of $6 million and realized losses of $2 million were recognized during 2006 and 2005, respectively, upon termination of these contracts.

Long fixed income futures replications are used to manage the duration of the fixed income portfolio and mitigate exposure to interest rate changes. These replication transactions are reported at fair value, with changes in fair value reported as an unrealized gain or loss until the contracts are terminated. The average fair value of such contracts was $1,266 million and $342 million during 2006 and 2005, respectively. Realized gains of $24 million and $7 million were recognized during 2006 and 2005, respectively, upon termination of these contracts.

6.	Reserves for Policy Benefits

General account reserves for policy benefits at December 31, 2006 and 2005 are summarized below:

	December 31,
	2006	2005
	(in millions)
Life insurance reserves	$90,489	$83,590
Annuity reserves and deposit liabilities	5,358	5,193
Disability and long-term care unpaid claims and claim reserves	3,555	3,373
Disability and long-term care active life reserves	2,079	1,988

Total reserves for policy benefits	$101,481	$94,144

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner’s Reserve Valuation Method (“CRVM”) using the 1958, 1980 or 2001 CSO mortality tables with valuation interest rates ranging from 3.5% to 5.5%. Other life insurance reserves are primarily based on the net level premium method, using various mortality tables at interest rates ranging from 2% to 4.5%. As of December 31, 2006, the Company had $995 billion of total life insurance in-force, including $13 billion of life insurance in-force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

Additional premiums are charged for substandard lives for policies issued after January 1, 1956. Net level premium or CRVM mean reserves are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

Deferred annuity reserves on contracts issued since 1985 are primarily based on the Commissioner’s Annuity Reserve Valuation Method with valuation interest rates ranging from 3.5% to 6.25%. Other deferred annuity reserves are based on contract value. Immediate annuity reserves are based on present value of expected benefit payments with valuation interest rates ranging from 3.5% to 7.5%. Changes in future policy benefits on supplementary contracts without life contingencies are classified as deposit-type transactions and thereby excluded from net additions to policy benefit reserves in the consolidated statement of operations.

At December 31, 2006 and 2005, the withdrawal characteristics of the Company’s general account annuity reserves and deposit liabilities were as follows:

	December 31,
	2006	2005
	(in millions)
Subject to discretionary withdrawal
- with market value adjustment	$1,317	$1,276
- without market value adjustment	2,553	2,508
Not subject to discretionary withdrawal	1,488	1,409

Total	$5,358	$5,193

Unpaid claims and claim reserves for disability policies are based on the present value of expected benefit payments, primarily using the 1985 Commissioner’s Individual Disability Table A (“CIDA”), modified for Company experience in the first four years of disability, with valuation interest rates ranging from 3.0% to 5.5%. Unpaid claims and claim reserves for long-term care policies are based on the present value of expected benefit payments using industry-based long-term care experience with valuation interest rates ranging from 4.0% to 4.5%.

Reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies were $3.6 billion and $3.4 billion at December 31, 2006 and 2005, respectively. The table below provides a summary of the changes in these reserves for the years ended December 31, 2006 and 2005.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

	For the year ended December 31,
	2006	2005
	(in millions)
Balance at January 1	$3,373	$3,234
Incurred related to:
Current year	482	462
Prior year	119	68

Total incurred	601	530
Paid related to:
Current year	(19)	(18)
Prior year	(400)	(373)

Total paid	(419)	(391)

Balance at December 31	$3,555	$3,373

The changes in reserves for incurred claims related to prior years are generally the result of updated analysis of loss development trends.

Active life reserves for disability policies issued since 1987 are primarily based on the two-year preliminary term method using the 1985 CIDA for morbidity with a 4.0% valuation interest rate. Active life reserves for prior disability policies are based on the net level premium method, using the 1964 Commissioner’s Disability Table for morbidity with valuation interest rates ranging from 3.0% to 4.0%.

Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year term preliminary term method and industry-based morbidity experience. For policies issued prior to March, 2002, reserves are based on a 4.0% valuation interest rate and total terminations based on the 1983 Individual Annuitant Mortality table without lapses. For policies issued March, 2002 and later, minimum reserves are based on valuation interest rates of 4.0% or 4.5% and total terminations based on either the 1983 Group Annuity Mortality table or the 1994 Group Annuity Mortality table with lapses. A separate calculation is performed using valuation interest rates ranging from 5.2% to 6.0% and assuming no lapses. Reserves from the separate calculation are compared in the aggregate to the minimum reserves and the greater of the two is held.

7.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest, and are reported as an asset in the consolidated statement of financial position.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

Deferred and uncollected premiums at December 31, 2006 and 2005 were as follows:

	December 31, 2006		December 31, 2005
	Gross	Net	Gross	Net
	(in millions)
Ordinary new business	$175	$86	$171	$81
Ordinary renewal	1,759	1,447	1,647	1,348

	$1,934	$1,533	$1,818	$1,429

8.	Separate Accounts

Following is a summary of separate account liabilities by withdrawal characteristic at December 31, 2006 and 2005:

	December 31,
	2006	2005
	(in millions)
Subject to discretionary withdrawal
- with market value adjustment	$15,083	$13,098
Not subject to discretionary withdrawal	2,755	2,434
Non-policy liabilities	209	221

Total separate account liabilities	$18,047	$15,753

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (“GMDB”) underwritten by the Company. General account reserves for policy benefits included $6 million and $8 million attributable to GMDB at December 31, 2006 and 2005, respectively.

Premiums and other considerations received from variable life and variable annuity policyowners during each of the years ended December 31, 2006 and 2005 were $1.6 billion. These amounts are reported as premiums in the consolidated statement of operations. The subsequent transfer of these receipts to the separate accounts is reported in transfers to separate accounts in the consolidated statement of operations, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners.

Following is a summary reconciliation of amounts reported as transfers to and from separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement with the amount reported as net transfers to separate accounts in the accompanying consolidated statement of operations for the years ended December 31, 2006, 2005 and 2004:

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

	For the year ended December 31,
	2006	2005	2004
	(in millions)
From Separate Account Annual Statement:
Transfers to separate accounts	$1,719	$1,721	$1,428
Transfers from separate accounts	(1,227)	(1,043)	(1,012)

	492	678	416
Reconciling adjustments:
Mortality, breakage and taxes	—	(14)	6

Net transfers to separate accounts	$492	$664	$422

9.	Employee and Representative Benefit Plans

The Company sponsors noncontributory defined benefit retirement plans (“plans”) for all eligible employees and financial representatives. These include tax-qualified plans, as well as nonqualified plans that provide benefits to certain participants in excess of ERISA limits for qualified plans. The Company’s funding policy for the tax qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company contributed $38 million and $180 million to the qualified employee retirement plan during 2006 and 2005, respectively, and expects to contribute $41 million in 2007.

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, financial representatives and eligible dependents. Substantially all employees and financial representatives will become eligible for these benefits if they reach retirement age while working for the Company. The Company contributed $23 million and $0 to the postretirement benefit plan during 2006 and 2005, respectively. No contributions are expected during 2007.

Aggregate assets and projected benefit obligations of the defined benefit plans and for postretirement benefits at December 31, 2006 and 2005, and changes in assets and obligations for the years then ended, were as follows:

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

	Defined Benefit Plans		Postretirement Benefit Plans
	2006	2005	2006	2005
	(in millions)
Fair value of plan assets at January 1	$2,264	$1,950	$57	$58
Changes in plan assets:
Actual return on plan assets	275	173	8	1
Company contributions	38	180	23	—
Actual plan benefits paid	(44)	(39)	(3)	(2)

Fair value of plan assets at December 31	$2,533	$2,264	$85	$57

Projected benefit obligation at January 1	$2,233	$2,041	$208	$196
Changes in benefit obligation:
Service cost of benefits earned	79	72	23	20
Interest cost on projected obligations	127	118	11	11
Projected gross plan benefits paid	(50)	(45)	(12)	(11)
Projected Medicare Part D reimbursement	—	—	2	—
Experience losses (gains)	(79)	47	(21)	(8)

Projected benefit obligation at December 31	$2,310	$2,233	$211	$208

Plan assets are invested primarily in common stocks and a diversified mix of corporate, government and mortgage-backed debt securities through a separate account of the Company. The investment objective of the plans is to maximize long-term total rate of return, consistent with prudent investment risk management and in accordance with ERISA requirements. Investments are made for the sole interest of the plans’ participants.

While significant exposure to publicly traded equity securities is warranted by the long-term duration of expected benefit payments, diversification across asset classes is maintained to provide a risk/reward profile consistent with the objectives of the plans’ participants. Diversified equity investments are subject to an aggregate maximum exposure of 75% of total assets, with holdings in any one corporate issuer not to exceed 3% of total assets. Asset mix is rebalanced regularly to maintain holdings within target asset allocation ranges. The measurement date for plan assets is December 31, with the fair value of plan assets based primarily on quoted market values.

The fair value of plan assets by asset class at December 31, 2006 and 2005 was as follows:

	Defined Benefit Plans				Postretirement Benefit Plans
	2006	% of Total	2005	% of Total	2006	% of Total	2005	% of Total
	(in millions)
Bonds	$1,130	45%	$965	43%	$38	45%	$24	42%
Preferred stock	9	0%	7	0%	—	0%	—	0%
Public common stock	1,334	53%	1,239	55%	45	53%	33	58%
Private equities and other	60	2%	53	2%	2	2%	—	0%

Total assets	$2,533	100%	$2,264	100%	$85	100%	$57	100%

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

The projected benefit obligation (“PBO”) represents the actuarial net present value of future benefit obligations. For defined benefit plans, PBO includes assumptions as to future salary increases. This measure is consistent with the ongoing concern assumption and is prescribed for measurement of pension obligations. The accumulated benefit obligation (“ABO”) is similar to the PBO, but is based only on current salaries, with no assumption of future salary increases. The aggregate ABO for the defined benefit plans of the Company was $1.9 billion and $1.8 billion at December 31, 2006 and 2005, respectively.

The PBO and ABO amounts above represent the obligations for the benefits of vested participants only, as required by the statutory basis of accounting. The additional amounts for participants that have not yet vested in the defined pension plans and the postretirement plans are as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2006	2005	2006	2005
	(in millions)
PBO	$63	$60	$232	$249
ABO	37	35	—	—

The following tables summarize the assumptions used in estimating the projected benefit obligations and the net benefit cost at December 31, 2006, 2005 and 2004 and for the years then ended:

	Defined Benefit Plans			Postretirement Benefit Plans
	2006	2005	2004	2006	2005	2004
Projected benefit obligation:
Discount rate	6.00%	5.75%	6.00%	6.00%	5.75%	6.00%
Annual increase in compensation	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Net periodic benefit cost:
Discount rate	5.75%	6.00%	6.50%	5.75%	6.00%	6.50%
Annual increase in compensation	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Long-term rate of return on plan assets	8.00%	8.00%	8.00%	8.00%	8.00%	8.00%

The long-term rate of return on plan assets is estimated assuming an allocation of plan assets among asset classes consistent with December 31, 2006. Returns are estimated by asset class based on the current risk free interest rate plus a risk premium. The risk premium is based on historical returns and other factors such as expected reinvestment returns and asset manager performance.

The projected benefit obligation for postretirement benefits at December 31, 2006 assumed an annual increase in future retiree medical costs of 8%, grading down to 5% over four years and remaining level thereafter. At December 31, 2005 the comparable assumption was for an annual increase in future retiree medical costs of 10% grading down to 5% over five years and remaining level thereafter. A further increase in the assumed healthcare cost trend of 1% in each year would increase the accumulated postretirement benefit obligation at December 31, 2006 by $20 million and net periodic postretirement benefit expense during 2006 by $4 million. A decrease in the assumed healthcare cost trend of 1% in each year would reduce the accumulated postretirement

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

benefit obligation as of December 31, 2006 and net periodic postretirement benefit expense during 2006 by the same amounts.

Following is an aggregate reconciliation of the funded status of the plans to the related financial statement liability reported by the Company at December 31, 2006 and 2005:

	Defined Benefit Plans		Postretirement Benefit Plans
	2006	2005	2006	2005
	(in millions)
Fair value of plan assets at December 31	$2,533	$2,264	$85	$57
Projected benefit obligation at December 31	2,310	2,233	211	208

Funded status	223	31	(126)	(151)
Unrecognized net experience losses	332	513	20	8
Unrecognized initial net asset	(544)	(557)	—	—
Additional minimum liability	(14)	(10)	—	—
Nonadmitted asset	(378)	(326)	—	—

Net pension liability	$(381)	$(349)	$(106)	$(143)

Unrecognized net experience gains or losses represent cumulative amounts by which plan experience for return on plan assets or growth in benefit liabilities have varied from related assumptions. These differences accumulate without recognition in the Company’s financial statements unless they exceed 10% of plan assets or projected benefit obligation, whichever is greater. If they exceed this limit, they are amortized into net periodic benefit cost over the remaining average years of service until retirement of the plan participants, which is currently fourteen years for employee plans and twelve years for financial representative plans.

Unrecognized initial asset represents the amount by which the fair value of plan assets exceeded the projected benefit obligation for funded pension plans upon the adoption of new statutory accounting guidance for pensions as of January 1, 2001. The Company has elected not to record a direct credit to surplus for this excess, electing instead to amortize this unrecognized initial asset as a credit to net periodic benefit cost in a systematic manner until exhausted.

An additional minimum liability is required if a plan’s ABO exceeds plan assets or accrued pension liabilities. This liability was $14 million, $10 million and $16 million at December 31, 2006, 2005 and 2004, respectively. Changes in the additional minimum liability are reported as a direct adjustment to surplus in the consolidated statement of changes in surplus.

Any net pension assets for funded plans are nonadmitted and are thereby excluded from reported assets and surplus in the consolidated statement of financial position.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

The components of net periodic benefit cost for the years ended December 31, 2006, 2005 and 2004 were as follows:

	Defined Benefit Plans			Postretirement Benefits
	2006	2005	2004	2006	2005	2004
	(in millions)
Components of net periodic benefit cost:
Service cost of benefits earned	$79	$72	$70	$23	$20	$18
Interest cost on projected obligations	127	118	111	11	11	11
Amortization of experience gains and losses	20	15	13	1	1	1
Amortization of initial net asset	(13)	(20)	(21)	—	—	—
Expected return on plan assets	(180)	(166)	(138)	(5)	(4)	(1)

Net periodic expense	$33	$19	$35	$30	$28	$29

The expected benefit payments by the defined benefit plans and the postretirement plans for the years 2007 through 2016 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans
	(in millions)
2007	$60	$13
2008	67	14
2009	75	16
2010	84	18
2011	94	20
2012-2016	668	150

	$1,048	$231

The Company also sponsors a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for financial representatives. For the years ended December 31, 2006, 2005 and 2004 the Company expensed total contributions to these plans of $27 million, $25 million and $24 million, respectively.

10.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding insurance coverage to various reinsurers. The Company retains a maximum of $35 million of individual life coverage and a maximum of $50 million of joint life coverage. The Company also participates in a life insurance catastrophic risk sharing pool. The Company also cedes a portion of its exposure to group disability benefits and long term care benefits on a coinsurance basis. Long term care policies issued after March 24, 2002 are not reinsured.

Amounts in the consolidated financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at December 31, 2006 and 2005 were reported net of ceded reserves of $1.4 billion and $1.3 billion, respectively.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

The effects of reinsurance on premium revenue and benefit expense for the years ended December 31, 2006, 2005 and 2004 were as follows:

	For the year ended December 31,
	2006	2005	2004
	(in millions)
Direct premium revenue	$12,890	$12,078	$11,397
Premiums ceded	(741)	(715)	(715)

Net premium revenue	$12,149	$11,363	$10,682

Direct benefit expense	13,263	12,161	11,568
Benefits ceded	(488)	(475)	(478)

Net benefit expense	$12,775	$11,686	$11,090

In addition, the Company received $180 million, $182 million and $207 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2006, 2005 and 2004, respectively. These amounts are reported as other income in the consolidated statement of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. There were no reinsurance recoverables at December 31, 2006 and 2005 that were considered by management to be uncollectible.

11.	Income Taxes

The Company files a consolidated federal income tax return including the following subsidiaries:

Northwestern Mutual Investment Services, LLC

Northwestern International Holdings, Inc.

NML Real Estate Holdings, LLC and subsidiaries

NML Securities Holdings, LLC and subsidiaries

Northwestern Investment Management Company, LLC

Northwestern Mutual Wealth Management Company

Jersey Par, LLC

Frank Russell Company

Bradford, Inc.

Network Planning Advisors, LLC

Mason Street Advisors, LLC

NML – CBO, LLC

JYD Assets, LLC

The Company collects from or refunds to these subsidiaries their share of consolidated income taxes determined under written tax-sharing agreements. During 2006, the Company dissolved Jersey Par, LLC. This subsidiary held investment properties that were sold prior to its dissolution. The 2006 consolidated income tax return will be the last year in which this entity is included. During 2004, the Company sold its majority interest in Baird Holding Company (see Note 14). Prior to the sale, Baird Holding Company was included in the Company’s consolidated income tax return. Federal income tax returns for years through 2003 are closed as to further assessment of tax. The liability for income taxes payable in the consolidated statement of financial position

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

represents taxes payable at the respective reporting date plus a provision for additional taxes that may become due with respect to then open tax years.

The Company accounts for deferred tax assets and liabilities, which represent the financial statement impact of cumulative temporary differences between the tax and financial statement bases of assets and liabilities. The significant components of the net deferred tax asset at December 31, 2006 and 2005 were as follows:

	December 31,
	2006	2005	Change
	(in millions)
Deferred tax assets:
Policy acquisition costs	$832	$794	$38
Investments	160	135	25
Policy benefit liabilities	1,816	1,705	111
Benefit plan obligations	385	313	72
Guaranty fund assessments	7	7	—
Nonadmitted assets	61	63	(2)
Other	130	63	67

Gross deferred tax assets	3,391	3,080	311

Deferred tax liabilities:
Premium and other receivables	569	539	30
Investments	1,622	1,480	142
Other	2	4	(2)

Gross deferred tax liabilities	2,193	2,023	170

Net deferred tax assets	$1,198	$1,057	$141

The statutory basis of accounting limits the amount of gross deferred tax assets that can be included in Company surplus. This limit is based on a formula that takes into consideration available loss carryback capacity, expected timing of reversal for existing temporary differences, gross deferred tax liabilities and the level of Company surplus. At December 31, 2006 and 2005, the Company’s gross deferred tax assets were less than this limit by $705 million and $672 million, respectively.

Changes in deferred tax assets and liabilities related to unrealized gains and losses on investments are reported as a component of changes in unrealized capital gains and losses in the consolidated statement of changes in surplus. Other net changes in deferred tax assets and liabilities are direct adjustments to surplus and separately reported in the consolidated statement of changes in surplus.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

The major components of current income tax expense (benefit) were as follows:

	For the year ended December 31,
	2006	2005	2004
	(in millions)
Income tax	$103	$113	$(85)
Tax credits	(86)	(56)	(39)

Total current tax expense (benefit)	$17	$57	$(124)

The Company’s taxable income can vary significantly from gain from operations before taxes due to temporary and permanent differences in revenue recognition and expense deduction between tax and financial statement bases of reporting.

The Company’s effective tax rates were 1%, 16% and 12% for the years ended December 31, 2006, 2005 and 2004, respectively. The effective rate is not the rate of tax applied to the Company’s taxable income or loss by the Internal Revenue Service. It is a financial statement relationship that represents the ratio between the sum of total taxes, including those that affect net income and changes in deferred taxes not related to unrealized gains and losses on investments, to the sum of gain from operations before taxes and pretax net realized gains or losses. These financial statement effective rates were different than the applicable federal income tax rate of 35% due primarily to net investment income eligible for dividends received deduction, amortization of the IMR, leveraged leases, tax credits, pension contributions, tax losses of subsidiaries not eligible for refunds under intercompany tax sharing agreements and adjustments to estimated current tax liabilities upon subsequent filing of tax returns.

The Company made payments for income taxes of $412 million, $318 million and $248 million for the years ended December 31, 2006, 2005 and 2004, respectively. Income taxes paid in 2006 and prior years of $1.8 billion are available at December 31, 2006 for recoupment in the event of future tax losses.

12.	Frank Russell Company Acquisition and Goodwill

The Company acquired Frank Russell Company (“Russell”) effective January 1, 1999. Russell, a global leader in multi-manager investment services, provides investment products and services in 44 countries. The initial purchase price of approximately $1.0 billion was funded with a combination of cash, senior notes issued by Russell and bank debt. The purchase agreement also called for additional contingent consideration to be paid to the former owners of Russell based upon its financial performance during the five year period ended December 31, 2003.

The acquisition was accounted for using the statutory purchase method, whereby the excess of the acquisition price over the fair value of Russell net assets at the time of the acquisition was attributed to goodwill reported in the financial statements of Russell. Further, the statutory purchase method required that the Company’s cost basis of its investment in Russell be reduced, through a direct reduction of Company surplus, for the amount by which Russell goodwill exceeded 10% of the Company’s surplus at the time of the acquisition.

The Company applied for, and was granted, permission by the OCI for an alternative accounting treatment (“permitted practice”), whereby all Russell goodwill, including any subsequent additions

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

to goodwill resulting from payment of contingent purchase consideration, be charged off as a direct reduction of Company surplus. This permitted practice differs from that required by the NAIC “Accounting Practices and Procedures Manual,” which requires that any goodwill not in excess of 10% of the Company’s surplus be amortized using a straight-line method over the period during which the acquiring entity benefits economically or ten years, whichever is shorter.

At December 31, 2006 and 2005, the Company had made cumulative direct reductions of surplus for goodwill associated with the Russell acquisition of $981 million. These charge-offs exceeded the Company’s equity method investment basis in Russell by $473 million and $531 million at December 31, 2006 and 2005, respectively, which is reported as a reduction of the Company’s total investment in common stocks in the consolidated statement of financial position.

If the Company had not received permission for this alternative accounting treatment, Company surplus as reported in the consolidated statement of financial position would have been greater by $194 million, $257 million and $320 million at December 31, 2006, 2005 and 2004, respectively, and net income as reported in the consolidated statement of operations would have been lower by $63 million, $63 million and $61 million for the years then ended, respectively.

13.	Contingencies and Guarantees

The Company has unconditionally guaranteed repayment of $350 million of senior notes and up to $100 million of bank borrowings owed by Russell. The Company believes that the likelihood is remote that payments will be required under these guarantees and therefore has not accrued a contingent liability in the consolidated statement of financial position.

In the normal course of business, the Company has guaranteed certain obligations of other affiliates and made guarantees of operating leases or future minimum compensation payments on behalf of its financial representatives. The maximum exposure under these guarantees totaled approximately $357 million at December 31, 2006. The Company believes that the likelihood is remote that payments will be required under these guarantees and therefore has not accrued a contingent liability in the consolidated statement of financial position. In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $3.6 billion at December 31, 2006 and were extended at market interest rates and terms.

The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, losses that may ultimately result from such actions would not have a material effect on the Company’s financial position at December 31, 2006.

14.	Related Party Transactions

During each of 2006 and 2005, the Company transferred certain investments to wholly-owned subsidiaries as a capital contribution. The aggregate statement value and fair value of the investments transferred during 2006 were $308 million and $406 million, respectively. The aggregate statement value and fair value of the investment interests transferred during 2005 were $987 million and $1.3 billion, respectively. These capital contributions were made at statement value, and no capital gain or loss was reported as a result of these transfers.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

During 2005, the Company and two unconsolidated subsidiaries redeemed $14 million and $79 million, respectively, of seed money investments at fair value from the Mason Street Funds, a family of mutual funds that are sponsored and managed by a subsidiary of the Company. Realized and unrealized capital losses of $6 million were reported by the Company during 2005 on these redemptions. At December 31, 2005 the Company held shares in the Mason Street Funds with a fair value of $971 million, which are reported in common stocks in the consolidated statement of financial position. At December 31, 2005, the Company’s subsidiaries held additional shares in the Mason Street Funds with a fair value of $255 million.

During March 2006, the Company completed a reorganization transaction whereby the Mason Street Funds were combined with new or existing mutual funds sponsored by two unaffiliated third parties (“successor funds”). Prior to the reorganization transaction, the Company and its subsidiaries redeemed $289 million and $21 million, respectively, of seed money investments at fair value from the Mason Street Funds, with realized and unrealized capital gains of $68 million reported by the Company during 2006 on these redemptions. Under the terms of the reorganization transaction, the Company and its subsidiaries remaining Mason Street Fund shares, with fair values of $724 million and $246 million, respectively, were exchanged for shares of equal fair value in the successor funds. In connection with the reorganization, the Company and its subsidiaries agreed not to redeem their shares in the successor funds for a period of at least two, and in certain cases three, years after the closing of the transaction. At December 31, 2006 the Company held shares in the successor funds with fair value of $763 million, which are reported in common stocks in the consolidated statement of financial position. At December 31, 2006, the Company’s unconsolidated subsidiaries held additional shares in the successor funds with fair value of $254 million.

On May 13, 2004 the Company sold its majority interest in Baird Holding Company (“Baird”) to Baird management and employees. At the time of the sale, the Company owned approximately 51% of Baird common stock, with Baird management and employees owning the remainder. The Company realized a $30 million gain on the sale of its remaining interest in Baird, which was included in realized capital gains in the consolidated statement of operations during 2004. The Company financed a substantial portion of the sale price through the acquisition of $240 million of subordinated notes, with attached warrants, issued by Baird. These notes had interest rates of between 6.50% and 8.25% and maturities of between ten and twelve years. Notes in the amount of $138 million and $210 million remain outstanding at December 31, 2006 and 2005, respectively, and are reported as bonds in the consolidated statement of financial position.

During 2004, the Company refinanced a credit facility owed by Russell and provided additional capital through the purchase, at par, of $258 million of notes issued by Russell. These notes have interest rates of between 4.19% and 6.35% and maturities of between five and ten years. Notes in the amount of $135 million and $191 million remain outstanding at December 31, 2006 and 2005, respectively, and are reported as bonds in the consolidated statement of financial position.

During 2004, the Company transferred certain investments to a wholly-owned subsidiary as a capital contribution. The fair value of these securities was $222 million at the time of the transfer. Realized capital gains of $2 million were recognized during 2004 upon the transfer.

15.	Fair Value of Financial Instruments

The fair value of investment assets, including derivatives, and certain policy liabilities at December 31, 2006 and 2005 were as follows:

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

	December 31, 2006		December 31, 2005
	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)
Assets:
Bonds	$70,564	$71,449	$65,899	$67,294
Common and preferred stocks	9,228	12,441	8,120	10,844
Mortgage loans	19,363	19,735	18,118	18,766
Real estate	1,489	2,573	1,620	2,542
Policy loans	10,995	12,130	10,265	11,603
Other investments	7,930	10,092	6,935	8,393
Cash and temporary investments	2,885	2,885	2,124	2,124
Liabilities:
Investment-type insurance reserves	$4,161	$3,960	$4,100	$3,892

The fair value of bonds is generally based upon values published by the SVO and upon quoted market prices when no SVO value is available. The estimated fair value of common and preferred stocks are based upon quoted market prices if available. For those not actively traded, fair value is estimated using independent pricing services or internally developed pricing models. See Note 12 regarding the statement value of the Company’s investment in Russell. The fair value of mortgage loans is estimated by discounting estimated future cash flows using market interest rates for debt with comparable credit risk and maturities. Real estate fair value is estimated by discounting estimated future cash flows using market interest rates. Policy loan fair value is estimated based on discounted projected cash flows using market interest rates and assumptions regarding future loan repayments based on Company experience. Other investments include real estate joint ventures, for which fair value is estimated by discounting estimated future cash flows using market interest rates, other joint ventures and partnerships, for which statement value approximates fair value and investments in low income housing tax credits, for which fair value is estimated as the present value of estimated future tax benefits. Other investments also include derivative financial instruments, for which fair value is estimated as the amount that the Company would expect to receive or pay upon termination of the derivative contract as of the reporting date.

The estimated fair value of investment-type insurance liabilities is estimated by discounting estimated future cash flows at market interest rates for similar instruments with comparable maturities.

PRICEWATERHOUSECOOPERS

PricewaterhouseCoopers LLP 100 E. Wisconsin Ave., Suite 1800 Milwaukee, WI 53202 Telephone (414) 212 1600 Facsimile (414) 212 1880

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Policyowners of

The Northwestern Mutual Life Insurance Company

We have audited the accompanying statutory consolidated statement of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary (“the Company”) as of December 31, 2006 and 2005, and the related consolidated statutory statements of operations, of changes in surplus and of cash flows for each of the three years in the period ended December 31, 2006. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. Accordingly, the consolidated financial statements are not intended to represent a presentation in accordance with accounting principles generally accepted in the United States of America. The effects on the consolidated financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the consolidated financial statements referred to above do not present fairly in conformity with accounting principles generally accepted in the United States of America, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2006 and 2005, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 2006. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2006 and 2005 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, on the basis of accounting described in Note 1.

/s/ PRICEWATERHOUSECOOPERS LLP

January 23, 2007

PART C

OTHER INFORMATION

Item 26. Exhibits

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(a)(1)	Resolution of the Board of Trustees of The Northwestern Mutual Life Insurance Company amending Northwestern Mutual Variable Life Account Operating Authority	Exhibit (a)(1) to Form N-6 Post-Effective Amendment No. 30 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed February 21, 2006

(a)(2)	Resolution of Board of Trustees of The Northwestern Mutual Life Insurance Company establishing the Account	Exhibit A(1) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-36865, filed on October 1, 1997

(b)	Not Applicable

(c)	Distribution Agreement Between The Northwestern Life Insurance Company and Northwestern Mutual Investment Services, LLC, dated May 1, 2006	Exhibit (c) to Form N-6 Registration Statement for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on July 28, 2006

(d)(1)	Flexible Premium Variable Joint Life Insurance Policy (RP.VJL. 1298), with Policy Split Provision, including Policy amendment	Exhibits A(5)(a) and A(5)(b) to Form S-6 Post-Effective Amendment No. 4 for Northwestern Mutual Variable Life Account, File No. 333-59103, filed May 31, 2001

(d)(2)	Variable Life Insurance Policy, RR.VJL, Flexible Premium Variable Joint Life policy, including Policy Split Provision (sex-neutral)	Exhibit A(5)(a) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-59103, filed July 15, 1998

(d)(3)	Variable Life Insurance Policy, RR.VJL, Flexible Premium Variable Joint Life policy, including Policy Split Provision (sex-distinct)	Exhibit A(5)(b) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-59103, filed July 15, 1998

(e)	Form of Life Insurance Application 90-1 JCL (0198) WISCONSIN and Application Supplement (1003)	Exhibit (e) to Form N-6 Post-Effective Amendment No. 9 for Northwestern Mutual Variable Life Account, File No. 333-59103, filed April 28, 2005

(f)1	Restated Articles of Incorporation of The Northwestern Mutual Life Insurance Company (adopted July 26, 1972)	Exhibit A(6)(a) to Form S-6 Post-Effective Amendment No. 18 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed April 26, 1996

(f)2	Amended By-Laws of The Northwestern Mutual Life Insurance Company dated December 4, 2002	Exhibit (f) to Form N-6 Post-Effective Amendment No. 6 for Northwestern Mutual Variable Life Account, File No. 333-59103, filed February 28, 2003

(g)	Form of Reinsurance Agreement	Exhibit (g) to Form N-6 Post-Effective Amendment No. 6 for Northwestern Mutual Variable Life Account, File No. 333-59103, filed February 28, 2003

(h)(a)(1)	Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(a) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005

(h)(a)(2)	Amendment No. 1 dated August 7, 2000 to the Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (h)1(a)(2) to Form N-6 Registration Statement for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on July 28, 2006

(h)(a)(3)	Amendment No. 2 dated October 13, 2006 to Participation Agreements dated March 16, 1999 and August 7, 2000, respectively, by and among The Northwestern Mutual Life Insurance Company, Russell Investment Funds, f/k/a “Russell Insurance Funds,” and Russell Fund Distributors, Inc.	Exhibit (h)1(a)(3) to Form N-6 Pre-Effective Amendment No. 1, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed December 13, 2006

(h)(b)(1)	Participation Agreement dated May 1, 2003 among Variable Insurance Products Funds, Fidelity Distributors Corporation and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(b) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005

(h)(b)(2)	Amendment No. 1 dated October 18, 2006 to Participation Agreement dated May 1, 2003, by and among The Northwestern Mutual Life Insurance Company, Fidelity Distributors Corporation, and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III	Exhibit (h)1(b)(2) to Form N-6 Pre-Effective Amendment No. 1, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed December 13, 2006

(h)(c)(1)	Administrative Service Fee Agreement dated February 28, 1999 between The Northwestern Mutual Life Insurance Company and Frank Russell Company	Exhibit (b)(8)(c) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005

(h)(c)(2)	Form of Administrative Services Agreement	Exhibit (b)(8)(f) to Form N-4 Post-Effective Amendment No. 17 for NML Variable Annuity Account A, File No. 333-72913, filed on April 20, 2007

(h)(d)(1)	Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c)(2) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity Account A, File No. 333-133380, filed on August 8, 2006

(h)(d)(2)	Amendment dated August 1, 2004 to the Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c)(3) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity Account A, File No. 333-133380, filed on August 8, 2006

(i)	Not Applicable

(j)(a)	Agreement entered into on February 13, 1984 among Northwestern Mutual Variable Life Account, The Northwestern Mutual Life Insurance	Exhibit A(8) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-36865, filed October 1, 1997

Company and NML Equity Services, Inc. (n/k/a Northwestern Mutual Investment Services, LLC)

(j)(b)	Form of Shareholder Information Agreement	Exhibit (b)(8)(g) to Form N-4 Post-Effective Amendment No. 17 for NML Variable Annuity Account A, File No. 333-72913, filed on April 20, 2007

(k)	Opinion and Consent of Robert J. Berdan, Esq. dated April 20, 2007	Filed herewith

(l)	Not Applicable

(m)	Not Applicable

(n)	Consent of PricewaterhouseCoopers LLP dated April 20, 2007	Filed herewith

(o)	Not Applicable

(p)	Not Applicable

(q)	Memorandum describing Issuance, Transfer and Redemption Procedures for Variable Life Insurance Contracts Pursuant to Rule 6e-3(T)(b)(12)(iii) and Method of Computing the Adjustment in Payments and Cash Values for Conversions Pursuant to Rule 6e-3(T)(b)(13)(v)(B)	Exhibit (q) to Form N-6 Post-Effective Amendment No. 12 for Northwestern Mutual Variable Life Account, File No. 333-59103, filed April 27, 2006

Item 27.	Directors and Officers of the Depositor

The following lists include all of the Trustees, executive officers and other officers of The Northwestern Mutual Life Insurance Company without regard to their activities relating to variable life insurance policies or their authority to act or their status as “officers” as that term is used for certain purposes of the federal securities laws and rules thereunder.

TRUSTEES – As of April 1, 2007

Name	Business Address
Edward E. Barr	2050 Center Avenue
Suite 567
Fort Lee, NJ 07024

John M. Bremer	The Northwestern Mutual Life
Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202

Peter W. Bruce	The Northwestern Mutual Life
Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202

Robert C. Buchanan	Fox Valley Corporation
100 West Lawrence Street (54911)
P.O. Box 727
Appleton, WI (54912-0727)

George A. Dickerman	68 Normandy Road
Longmeadow, MA 01106-1259

David J. Drury	Poblocki & Sons, LLC
922 South 70th Street
Milwaukee, WI 53214

Connie K. Duckworth	ARZU
77 Stone Gate Lane
Lake Forest, IL 60045

David A. Erne	Reinhart Boener Van Deuren, sc
1000 North Water Street
Suite 2100
Milwaukee, WI 53202

James P. Hackett	Steelcase, Inc.
901 – 44th Street
Grand Rapids, MI 49508

Hans Helmerich	Helmerich & Payne, Inc.
1437 South Boulder
Tulsa, OK 74119

Stephen F. Keller	101 South Las Palmas Avenue
Los Angeles, CA 90004

Barbara A. King	Landscape Structures, Inc.
Route 3
601-7th Street South
Delano, MN 55328

Margery Kraus	APCO Worldwide
700 12th Street, NW, Suite 800
Washington, DC 20005

J. Thomas Lewis	228 St. Charles Avenue
Suite 1024
New Orleans, LA 70130

Ulice Payne, Jr.	Addison-Clifton, L.L.C.
13555 Bishop’s Court
Suite 245
Brookfield, WI 53005

H. Mason Sizemore, Jr.	2054 N.W. Blue Ridge Drive
Seattle, WA 98177

Peter M. Sommerhauser	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI 53202-3590

John E. Steuri	52 River Ridge Road
Little Rock, AR 72227-1518

John J. Stollenwerk	Allen-Edmonds Shoe Corporation
201 East Seven Hills Road
P.O. Box 998
Port Washington, WI 53074-0998

Barry L. Williams	Williams Pacific Ventures, Inc.
4 Embarcadero Center, Suite 3700
San Francisco, CA 94111

Kathryn D. Wriston	c/o Shearman & Sterling
599 Lexington Avenue, Room 1064
New York, NY 10022

Edward J. Zore	The Northwestern Mutual Life
Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202

EXECUTIVE OFFICERS – As of April 1, 2007

Name	Title
Edward J. Zore	President and Chief Executive Officer
John M. Bremer	Chief Operating Officer (Chief Compliance Officer)

Peter W. Bruce	Chief Insurance Officer

Gary A. Poliner	Chief Financial Officer and Chief Investment Officer

William H. Beckley	Executive Vice President (Agencies)

Gregory C. Oberland	Executive Vice President and Chief Information Officer

Marcia Rimai	Executive Vice President (Business Integration Services)

John E. Schlifske	Executive Vice President (Investment Products and Services and Affiliates)

Mark G. Doll	Senior Vice President (Public Markets)

Christina H. Fiasca	Senior Vice President (Agency Services)

William C. Koenig	Senior Vice President and Chief Actuary

Jean M. Maier	Senior Vice President (Insurance Operations)

Meridee J. Maynard	Senior Vice President (Life Product)

Charles D. Robinson	Senior Vice President (IPS Strategy)

Robert J. Berdan	Vice President, General Counsel and Secretary

Michael G. Carter	Vice President (Field Compensation and Planning)

Steven T. Catlett	Vice President (Corporate Services)

Eric P. Christophersen	Vice President (Compliance/Best Practices)

David D. Clark	Vice President (Real Estate)

Gloster B. Current	Vice President (Policyowner Services)

John M. Grogan	Vice President (Disability Income)

J. Chris Kelly	Vice President and Controller

John L. Kordsmeier	Vice President (New Business)

Susan A. Lueger	Vice President (Human Resources)

Jeffrey J. Lueken	Vice President (Securities)

Raymond J. Manista	Vice President (Corporate Planning)

Calvin R. Schmidt	Vice President (Investment Product Operations)

Todd M. Schoon	Vice President (Agencies)

David W. Simbro	Vice President (Long Term Care)

Brenda F. Skelton	Vice President (Communications)

J. Edward Tippetts	Vice President (Wealth Management)

Donald G. Tyler	Vice President (IPS Products and Sales)

Martha M. Valerio	Vice President (Information Systems)

Michael L. Youngman	Vice President (Government Relations)

OTHER OFFICERS – As of December 1, 2006

Name	Title
John Abbott	Director-Field Benefit Consultants Field Benefit Reps

Carl Amick	VP-Risk Management Operations

Jason Anderson	Assistant Director Tax

Mark Backe	Asst. General Counsel & Asst. Secretary

Rebekah Barsch	Vice President Investment Product Lines

Doug Bates	VP Federal Relations

Blaise Beaulier	Director of Project Portfolio Management

Beth M. Berger	Asst. General Counsel & Asst. Secretary

Frederick W. Bessette	Asst. General Counsel & Asst. Secretary

Maryann Bialo	Asst. Director DI Benefit

Mark Bishop	Regional VP

Mark Bishop	Regional VP Field Supv

Carrie Bleck	Director Policyowner Services

Melissa Bleidorn	Asst. General Counsel & Asst. Secretary

Sandra Botcher	Asst. General Counsel & Asst. Secretary

Anne Brower	Asst. General Counsel & Asst. Secretary

Michael S. Bula	Asst. General Counsel & Asst. Secretary

Pency Byhardt	VP of Field Development

Gwen Canady	Director Corporate Reporting

Shanklin Cannon	Medical Director

Kurt Carbon	Director Life Lay Standards

Susan A Cerbins	Asst. General Counsel & Asst. Secretary

Jan Chase	Asst. Director-DI Underwriting

Michael S. Chick	Asst. General Counsel & Asst. Secretary

Walt Chossek	Director-IPS Finance

Walt Chossek	Director-Finance

Barbara Courtney	Director Mutual Fund Accounting

Domingo G. Cruz	Asst. General Counsel & Asst. Secretary

Dennis Darland	Asst. Director DI Benefit

Glen De Zeeuw	VP Agency Dev

Cheryl DeLonay	Assistant Director - Pershing/NMIS Support

Mark Diestelmeier	Asst. General Counsel & Asst. Secretary

John E. Dunn	Vice President & Investment Products and Services Counsel

Somayajulu Durvasula	VP Agency Dev

James R. Eben	Asst. General Counsel & Asst. Secretary

Mike Ertz	Director of Field Recruiting

Marcia E. Facey	Asst. General Counsel & Asst. Secretary

Carol Flemma	Director-IPS Bus Development/Comm

Don Forecki	Director Investment Operations

Gerald E. Fradin	Asst. General Counsel & Asst. Secretary

Steve Frankl	Director-Sales Strategy and Support

James C. Frasher	Asst. General Counsel & Asst. Secretary

Matthew E. Gabrys	Asst. General Counsel & Asst. Secretary

John Garofani	Asst. General Counsel & Asst. Secretary

Sheila Gavin	Asst. General Counsel & Asst. Secretary

Don Gehrke	Director - Retail Investment Operations

Tim Gerend	Asst. General Counsel & Asst. Secretary

Wally Givler	Vice President Investment Accounting

Kevin M. Gleason	Asst. General Counsel & Asst. Secretary

Bob Gleeson	Vice President & Medical Director

Mark Gmach	Regional VP

Karl Gouverneur	Vice President & Chief Architect

Dennis Goyette	Assistant Director - Invest Client Services

C. Claibourne Greene	Asst. General Counsel & Asst. Secretary

Tom Guay	Vice President Underwriting Standards

Greg Gurlik	Director Long Term Care Product Development

David Harley	Assistant Director - Retail Invest Operations

Wayne Heidenreich	Medical Director

Gary Hewitt	Vice President & Treasurer

Patricia Hillmann	Director - Annuity Customer Service

Mark W. Humphrey	Director-Architecture Construction Environmental Services

Sharon A. Hyde	Asst. Director Disability Benefit

Elizabeth Idleman	Asst. General Counsel & Asst. Secretary

Bob Johnson	Director NMIS Compliance

Todd Jones	Director- IPS Finance

Todd Jones	Asst. Director- IPS Finance

Martha Kendler	Director-Annuities

David B. Kennedy	Asst. General Counsel & Asst. Secretary

Mollie Kenny	Regulatory Consultant

Don Kiefer	Vice President Actuary

James Koelbl	Asst. General Counsel & Asst. Secretary

Abim Kolawole	Asst. General Counsel & Asst. Secretary

Robert Kowalsky	Vice President Information Systems

Carol L. Kracht	Vice President, Deputy General Counsel & Investment Counsel

Cindy Kutschenreuter	Assistant Director - Data Delivery & Reporting

Todd Kuzminski	Director Investment Accounting

Donna Lemanczyk	Director-Investment Closing

Elizabeth Lentini	Asst. General Counsel & Asst. Secretary

Sally J. Lewis	Asst. General Counsel & Asst. Secretary

James Lodermeier	Senior Actuary

George R. Loxton	Asst. General Counsel & Asst. Secretary

Cindy Lubbert	Asst. Director-DI Underwriting

Dean Mabie	Asst. General Counsel & Asst. Secretary

Jon Magalska	Actuary

Steve Mannebach	Director Field Development

Jeff Marks	Director Special Projects

Steve Martinie	Asst. General Counsel & Asst. Secretary

Ted Matchulat	Director Product Compliance

Michael J. Mazza	Asst. General Counsel & Asst. Secretary

Allan McDonell	Director - Retail Investment Services

James L. McFarland	Asst. General Counsel & Asst. Secretary

Patrick McKeown	Investment Research Consultant

Larry S. Meihsner	Asst. General Counsel & Asst. Secretary

Bob Meilander	Vice President Corporate Actuary

Christopher Menting	Asst. General Counsel & Asst. Secretary

Richard E. Meyers	Asst. General Counsel & Asst. Secretary

Joanne Migliaccio	Director of Distribution Operations

Michael Mihm	Director-IPS Field Consulting

Jay Miller	VP Advanced Planning

Jill Mocarski	Medical Director

Lynn Molitor	Assistant Director - Annuities

Karen Molloy	Director Banking & Cash Management

Scott J. Morris	Asst. General Counsel & Asst. Secretary

Jennifer W. Murphy	Asst. General Counsel & Asst. Secretary

Lisa Myklebust	Assistant Director - Adv WMC/NMIS RIA

Tim Nelson	Director Market Conduct

David K. Nelson	Asst. General Counsel & Asst. Secretary

Mary S. Nelson	Asst. General Counsel & Asst. Secretary

Michelle Nelson	Asst. General Counsel & Asst. Secretary

Leon Nesbitt	VP Agency Dev

Jeffrey Niehaus	Director-Business Retirement Markets

David Nunley	Director Tax Compliance

Daniel O’Meara	Regional VP Field Supv

Kathy Oman	Director - Systems and Projects

Timothy Otto	Asst. General Counsel & Asst. Secretary

Art Panighetti	Vice President Tax

Randy M. Pavlick	Asst. General Counsel & Asst. Secretary

Charles Pendley	VP Agency Dev

David W. Perez	Asst. General Counsel & Asst. Secretary

Judith L. Perkins	Asst. General Counsel & Asst. Secretary

Pete Peterson	Director Long Term Care Administration

William C. Pickering	Asst. General Counsel & Asst. Secretary

Nora M. Platt	Asst. General Counsel & Asst. Secretary

Harvey W. Pogoriler	Asst. General Counsel & Asst. Secretary

Steve Radke	VP Leg & Reg Relations

Dave Remstad	Vice President Specialty Markets

Peter K. Richardson	Asst. General Counsel & Asst. Secretary

Dan Riedl	VP Distribution Policies and Operations

Kathleen M. Rivera	Vice President and Deputy General Counsel

Bethany Rodenhuis	Vice President Audit

Tammy Roou	Asst. General Counsel & Asst. Secretary

Tim Schaefer	Vice President Information Systems

Linda Schaefer	Director-Special Investigative Unit

Thomas F. Scheer	Asst. General Counsel & Asst. Secretary

Jane Ann Schiltz	Vice President Business Markets

Kathleen H. Schluter	Vice President & Tax Counsel

Rodd Schneider	Vice President & Litigation Counsel

Catherine L. Shaw	Asst. General Counsel & Asst. Secretary

Sherri Shickert	Director Policyowner Services

David Silber	Asst. General Counsel & Asst. Secretary

Stephen M. Silverman	Asst. General Counsel & Asst. Secretary

Mark W. Smith	Associate General Counsel & Asst. Secretary

Warren Smith	Assistant Director-Architecture

Diane Smith	Assistant Director Policyowner Services

Richard Snyder	Director-Mutual Funds

Steve Sperka	Director DI Benefits

Paul Steffen	Regional VP

Karen Stevens	Asst. General Counsel & Asst. Secretary

Steve Stone	Director IS Finance

Brenda J. Stugelmeyer	Asst. General Counsel & Asst. Secretary

Cheryl Svehlek	Director-Administration

Rachel Taknint	Vice President, Department Planning and Operations & Associate General Counsel

Bill Taylor	Director of Financial Security Planning

Paul Tews	Director Investment Planning

Kellen Thiel	Director-Managed Products

John M. Thompson	Asst. General Counsel & Asst. Secretary

Douglas D. Timmer	Asst. General Counsel & Asst. Secretary

Derek Tyus	Director of Strategic Analysis & Planning

Sandi Scott-Tyus	Director Policyowner Services

Mary Beth Van Groll	Vice President Information Systems

Andrew T. Vedder	Asst. General Counsel & Asst. Secretary

Natalie Versnik	Director Policyowner Services

Andy Ware	Vice President Actuary

Joel Weiner	Medical Director

Jackie Wheeler	Assistant Director Policyowner Service

Catherine A. Wilbert	Asst. General Counsel & Asst. Secretary

Don Wilkinson	VP Agency Administration

Don Wilkinson	Vice President Agency Administration

Jeff Williams	VP Compliance Risk Management & Chief Compliance Officer NMIS

Brian Wilson	Director-IPS National Sales

John Wilson	Director Long Term Care Sales Support

Robert Wright	Director-Affinity Funds

Catherine M. Young	Asst. General Counsel & Asst. Secretary

Terry R. Young	Asst. General Counsel & Asst. Secretary

Rick Zehner	VP Life Products

Patti Zimmermann	Director Investment Technology & Development

Todd Zinkgraf	Director - Annuity Operations

The business addresses for all of the executive officers and other officers is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 28.	Persons Controlled By or Under Common Control with the Depositor or Registrant

The subsidiaries of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), as of April 1, 2007 are set forth on pages C-11 through C-12. In addition to the subsidiaries set forth on pages C-11 through C-12, the following separate investment accounts (which include the Registrant) may be deemed to be either controlled by, or under common control with, Northwestern Mutual:

1.	NML Variable Annuity Account A

2.	NML Variable Annuity Account B

3.	NML Variable Annuity Account C

4.	Northwestern Mutual Variable Life Account

5.	Northwestern Mutual Variable Life Account II

Northwestern Mutual Series Fund, Inc. and Russell Investment Funds (the “Funds”), shown below as subsidiaries of Northwestern Mutual, are investment companies, registered under the Investment Company Act of 1940, offering their shares to the separate accounts identified above; and the shares of the Funds held in connection with certain of the accounts are voted by Northwestern Mutual in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity contracts or variable life insurance policies issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.

NORTHWESTERN MUTUAL CORPORATE STRUCTURE1

(as of April 1, 2007)

Name of Subsidiary	Jurisdiction of Incorporation
Alexandra International Sales, Inc. – 100% ownership	U.S. Virgin Islands

Amber, LLC – 100% ownership	Delaware

Baraboo, Inc. – 100% ownership	Delaware

Bayridge, LLC – 100% ownership	Delaware

Bradford, Inc. – 100% ownership	Delaware

Brendan International Sales, Inc. – 100% ownership	U.S. Virgin Islands

Burgundy, LLC – 100% ownership	Delaware

Carlisle Ventures, Inc. – 100% ownership	Delaware

Cass Corporation – 100% ownership	Delaware

Chateau, Inc. – 100% ownership of Common & Class B Preferred Stock	Delaware

Chateau, LLC – 100% ownership	Delaware

Chateau I, LP – 100% ownership	Delaware

Coral, Inc. – 100% ownership	Delaware

Diversey, Inc. – 100% ownership	Delaware

Foxkirk, LLC – 100% ownership	Delaware

Frank Russell Company – 90.86% ownership	Washington

Frank Russell Investment Management Company – 90.86% ownership	Washington

Green Room Properties, LLC – 100% ownership	Delaware

Hazel, Inc. – 100% ownership	Delaware

Health Invest, LLC – 100% ownership	Delaware

Higgins, Inc. – 100% ownership	Delaware

Highbrook International Sales, Inc. – 100% ownership	U.S. Virgin Islands

Hobby, Inc. – 100% ownership	Delaware

INV Corp. – 100% ownership	Delaware

Jerusalem Avenue Property, LLC – 100% ownership	Delaware

Justin International FSC, Inc. – 100% ownership	U.S. Virgin Islands

JYD Assets, LLC – 100% ownership	Delaware

KerryAnne International Sales, Inc. – 100% ownership	U.S. Virgin Islands

Klode, Inc. – 100% ownership	Delaware

Kristiana International Sales, Inc. – 100% ownership	U.S. Virgin Islands

Lake Bluff, Inc. – 100% ownership	Delaware

Larkin, Inc. – 100% ownership	Delaware

Logan, Inc. – 100% ownership	Delaware

Lydell, Inc. – 100% ownership	Delaware

Mallon International Sales, Inc. – 100% ownership	U.S. Virgin Islands

Maroon, Inc. – 100% ownership	Delaware

Mason & Marshall, Inc. – 100% ownership	Delaware

Mason Street Advisors, LLC – 100% ownership	Delaware

Mitchell, Inc. – 100% ownership	Delaware

NM Albuquerque Inc. – 100% ownership	New Mexico

NM-Exchange, LLC – 100% ownership	Delaware

NM Harrisburg, Inc. – 100% ownership	Pennsylvania

NM Imperial, LLC – 100% ownership	Delaware

NM Lion, LLC – 100% ownership	Delaware

NM Majestic Holdings, LLC – 100% ownership	Delaware

NM RE Funds, LLC – 100% ownership	Delaware

NM Regal, LLC – 100% ownership	Delaware

NMIS Alabama Agency, LLC – 100% ownership	Alabama

NMIS Massachusetts Insurance Agency, LLC – 100% ownership	Massachusetts

NMIS Georgia Agency, LLC – 100% ownership	Georgia

NML Buffalo Agency, Inc. – 100% ownership	New York

NML-CBO, LLC – 100% ownership	Delaware

NML Development Corporation – 100% ownership	Delaware

NML/Mid-Atlantic, Inc. – 100% ownership	New Jersey

NML Real Estate Holdings, LLC – 100% ownership	Wisconsin

NML Securities Holdings, LLC – 100% ownership	Wisconsin

NVOP, Inc. – 100% ownership	Delaware

NVOP, LLC – 75% ownership	Delaware

NVOP Fairfax Ridge – 75% ownership	Delaware

NW Pipeline, Inc. – 100% ownership	Texas

Network Planning Advisors, L.L.C. – 100% ownership	Wisconsin

New Arcade, LLC – 100% ownership	Wisconsin

Nicolet, Inc. – 100% ownership	Delaware

North Van Buren, Inc. – 100% ownership	Delaware

Northwestern Ellis Company – 100% ownership	Nova Scotia

Northwestern Foreign Holdings B.V. – 100% ownership	Netherlands

Northwestern International Holdings, Inc. – 100% ownership	Delaware

Northwestern Investment Management Company, LLC – 100% ownership	Delaware

Northwestern Long Term Care Insurance Company – 100% ownership	Illinois

Northwestern Mutual Investment Services, LLC – 100% ownership	Wisconsin

Northwestern Mutual Las Vegas, Inc. – 100% ownership	Nevada

Northwestern Mutual Life International, Inc. – 100% ownership	Delaware

Northwestern Mutual Series Fund, Inc. – 100%[2] ownership	Maryland

Northwestern Mutual Wealth Management Company – 100% ownership	Federal Savings Bank (subject to jurisdiction of the Office of Thrift Supervision)

Northwestern Real Estate Partnership Holdings, LLC – 100% ownership	Delaware

Northwestern Reinsurance Holdings N.V. – 100% ownership	Netherlands

Northwestern Securities Partnership Holdings, LLC – 100% ownership	Delaware

Olive, Inc. – 100% ownership	Delaware

Painted Rock Development Company – 100% ownership	Arizona

Park Forest Northeast, Inc. – 100% ownership	Delaware

RE Corporation – 100% ownership	Delaware

Regina International Sales, Inc. – 100% ownership	U.S. Virgin Islands

Rocket Sports, Inc. – 100% ownership	Texas

Russell Investment Funds – 90.86% ownership	Massachusetts

Russet, Inc. – 100% ownership	Delaware

Scotty, LLC – 100% ownership	Delaware

Solar Resources, Inc. – 100% ownership	Wisconsin

Stadium and Arena Management, Inc. – 100% ownership	Delaware

Strategic Employee Benefit Services of New Mexico, Inc. – 100% ownership	New Mexico

Summit Mall, LLC – 100% ownership	Delaware

Travers International Sales, Inc. – 100% ownership	U.S. Virgin Islands

Tupelo, Inc. – 100% ownership	Delaware

Walden OC, LLC – 100% ownership	Delaware

White Oaks, Inc. – 100% ownership	Delaware

(1)	Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2006, they did not constitute a significant subsidiary as defined by Regulation S-X. Except for certain Real Estate Partnerships/LLCs/Equity Interests, includes general account NM investments where NM’s ownership interest is greater than 50%. Excluded is the entire corporate structure under Frank Russell Company.

(2)	Mid Cap Growth Stock, Alliance Bernstein Mid Cap Value, Asset Allocation, Balanced, Capital Guardian Domestic Equity, Franklin Templeton International Equity, Growth Stock, High Yield Bond, Index 400 Stock, Index 500 Stock, International Growth Stock, Janus Capital Appreciation, Large Cap Core Stock, Money Market, Select Bond, Small Cap Growth Stock, T. Rowe Price Small Cap Value, T. Rowe Price Equity Income.

Item 29.	Indemnification

(a) That portion of the By-laws of the Depositor, Northwestern Mutual, relating to indemnification of Trustees and officers is set forth in full in Article VII of the By-laws of Northwestern Mutual, amended by resolution and previously filed as Exhibit A(6)(b) to the registration statement of Northwestern Mutual Variable Life Account (File No. 333-59103) on July 15, 1998.

(b) Section 10 of the Distribution Agreement dated May 1, 2006 between Northwestern Mutual and Northwestern Mutual Investment Services, LLC (“NMIS”) provides substantially as follows:

B. Indemnification by Company. The Company agrees to indemnify, defend and hold harmless NMIS, its successors and assigns, and their respective officers, directors, and employees (together referred to as “NMIS Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which NMIS and/or any NMIS Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by the Company and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of NMIS or for which NMIS is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material.

This indemnification shall be in addition to any liability that the Company may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

C. Indemnification by NMIS. NMIS agrees to indemnify, defend and hold harmless the Company, its successors and assigns, and their respective officers, trustees or directors, and employees (together referred to as “ Company Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which the Company and/or any Company Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by NMIS and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of the Company or for which the Company is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information furnished in writing by NMIS to the Company specifically for use in the preparation of the aforesaid material.

This indemnification shall be in addition to any liability that NMIS may otherwise have; provided however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

D. Indemnification Generally. Any person seeking indemnification under this section shall promptly notify the indemnifying party in writing after receiving notice of the commencement of any action as to which a claim for indemnification will be made; provided, however, that failure to so notify the indemnifying party shall not relieve such party from any liability which it may have to such person otherwise than on account of this section.

The indemnifying party shall be entitled to participate in the defense of the indemnified person but such participation will not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses incurred by such party in defending himself, herself or itself.

Item 30.	Principal Underwriters

(a) NMIS is the principal underwriter of the securities of the Registrant. NMIS is also the principal underwriter for the NML Variable Annuity Account A (811-21887), the NML Variable Annuity Account B (811-1668), the NML Variable Annuity Account C (811-21886), and the Northwestern Mutual Variable Life Account II (811-21933).

(b) As of April 1, 2007, the directors and officers of NMIS are as follows:

Name	Position
Jason T. Anderson	Assistant Treasurer

Mark J. Backe	Secretary

Rebekah B. Barsch	Vice President, Investment Products

William H. Beckley	Director

Mark S. Bishop	Regional Vice President, Field Supervision

Dianne E. Brunker	Assistant Director, Marketing Materials Compliance

Michael G. Carter	Vice President, Field Compensation & Planning

Eric P. Christophersen	Vice President, Comliance/Best Practices

Gloster B. Current	Vice President, Variable Life Servicing

David J. Dorshorst	Director, Compensation Services

Michael S. Ertz	Director, Recruiting and Retention

Christina H. Fiasca	Director

Dennis J. Fitzpatrick	Director, Supervision of Todd Business

Carol J. Flemma	Director, Business Strategy and Marketing

Anne A. Frigo	Director, Fixed Insurance Products: Compliance Training

Don P. Gehrke	Director, Retail Investment Operations

Mark J. Gmach	Regional Vice President, Field Supervision

Dennis P. Goyette	Acting Supervisor, Annuity Operations

Mark A. Gregory	Assistant Director,Registered Investment Advisor Compliance

Laila V. Hick	Director, Field Supervision Standards

Karla D. Hill	Assistant Director, Contract, License and Registration Operations

Patricia J. Hillman	Director, Annuity Customer Services

Diane B. Horn	Director, Compliance Policies, Procedures & Communications; Anti-Money Laundering Compliance Officer

Robert J. Johnson	Director, Compliance Oversight; Chief Compliance Officer of NMIS Registered Investment Advisor

Todd M. Jones	Treasurer, Financial and Operations Principal

Martha M. Kendler	Director, Annuity Product Line

John L. Kordsmeier	Vice President, Variable Underwriting & Issue

Gregory S. Leslie	Compliance Registered Options Principal (CROP)

Jean M. Maier	Director; Senior Vice President, Insurance Operations

James M. Makowski	Assistant Director, Field Compliance

Steven C. Mannebach	Director, Field Training & Development

Meridee J. Maynard	Senior Vice President, Life Product

Mac McAuliffe	Regional Vice President

Allan J. McDonell	Securities Principal (MSP); Municipal Securities Rulemaking Board (MSRB) Primary Contact

Jeffrey L. Michaelson	Assistant Director, Mutual Funds

Joanne M. Migliaccio	Director, Contract, License and Registration

Michael J. Mihm	Director, Business Strategy

Jay W. Miller	Vice President, Advanced Planning

Jennifer Murphy	Assistant Secretary

Timothy D. Nelson	Director, Market Conduct

Jeffrey J. Niehaus	Director, Business Retirement Markets

Jennifer O’Leary	Assistant Treasurer

Daniel J. O’Meara	Regional Vice President, Field Supervision

Michael J. Patkunas	Regional Vice President

Chris E. Peterson	Regional Vice President

Georganne K. Prom	New Business Variable Life Compliance Coordinator

Michael A. Reis	Assistant Treasurer

Daniel A. Riedl	Senior Vice President and Chief Operating Officer

Charles D. Robinson	Senior Vice President, IPS Strategy

Robin E. Rogers	Assistant Director, License & Registration

John E. Schlifske	Director; President and CEO

Jeffrey P. Schloemer	Assistant Director, Compliance Assurance

Calvin R. Schmidt	Vice President, Investment Product Operations & Systems

Todd M. Schoon	Vice President, Agencies

Richard P. Snyder	Director, Mutual Funds

Paul J. Steffen	Regional Vice President, Field Supervision

William H. Taylor	Director, Financial Security Planning

Kellen A. Thiel	Director, Managed Products

Donald G. Tyler	Vice President, Investment Products and Sales

Thomas A. Waisnor	Regional Vice President

Gwendolyn K. Weithaus	Assistant Director, Broker-Dealer Compliance

Alan M. Werth	Third Party Sales Consultant

Donald R. Wilkinson	Vice President, Field Management

Jeffrey B. Williams	Vice President, Compliance Risk Management & Chief Compliance Officer of NMIS Broker-Dealer, Executive Representative

Brian D. Wilson	National Sales Director

Robert J. Wright	Director, Affinity Funds Distribution and Planning

Todd O. Zinkgraf	Director, Annuity Operations

The address for each director and officer of NMIS is 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

(c) NMIS, the principal underwriter, received $61,533,181 of commissions and other compensation, directly or indirectly, from Registrant during the last fiscal year.

Item 31.	Location of Accounts and Records

All accounts, books or other documents required to be maintained in connection with the Registrant’s operations are maintained in the physical possession of Northwestern Mutual at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 32.	Management Services

There are no management-related service contracts, other than those referred to in Part A or Part B of this Registration Statement, under which management-related services are provided to the Registrant and pursuant to which total payments of $5,000 or more were made during any of the last three fiscal years.

Item 33.	Fee Representation

The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the variable life insurance policies which are the subject of this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company under the policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Variable Life Account, certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf, in the City of Milwaukee, and State of Wisconsin, on the 20th day of April, 2007.

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT (Registrant)

		By	THE NORTHWESTERN MUTUAL LIFE
INSURANCE COMPANY (Depositor)

Attest:	/s/ ROBERT J. BERDAN	By:	/s/ EDWARD J. ZORE
	Robert J. Berdan, Vice President,		Edward J. Zore, President
	General Counsel and Secretary		and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositor on the 20th day of April, 2007.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ ROBERT J. BERDAN	By:	/s/ EDWARD J. ZORE
	Robert J. Berdan, Vice President,		Edward J. Zore, President
	General Counsel and Secretary		and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities with the Depositor and on the dates indicated:

Signature	Title
Trustee, President and
/s/ EDWARD J. ZORE	Chief Executive Officer;
Edward J. Zore	Principal Executive Officer

/s/ GARY A. POLINER	Chief Financial Officer and
Gary A. Poliner	Chief Investment Officer;
Principal Financial Officer

/s/ JOHN C. KELLY	Vice President and Controller;
John C. Kelly	Principal Accounting Officer

/s/ J. THOMAS LEWIS*	Trustee
J. Thomas Lewis

/s/ STEPHEN F. KELLER*	Trustee
Stephen F. Keller

/s/ J. E. GALLEGOS*	Trustee
J. E. Gallegos

/s/ KATHRYN D. WRISTON*	Trustee
Kathryn D. Wriston

/s/ BARRY L. WILLIAMS*	Trustee
Barry L. Williams

/s/ DANIEL F. MCKEITHAN, JR.*	Trustee
Daniel F. McKeithan, Jr.

/s/ JAMES D. ERICSON*	Trustee
James D. Ericson

/s/ EDWARD E. BARR*	Trustee
Edward E. Barr

/s/ ROBERT C. BUCHANAN*	Trustee
Robert C. Buchanan

/s/ H. MASON SIZEMORE, JR.*	Trustee
H. Mason Sizemore, Jr.

/s/ JOHN J. STOLLENWERK*	Trustee
John J. Stollenwerk

/s/ GEORGE A. DICKERMAN*	Trustee
George A. Dickerman

/s/ JOHN E. STEURI*	Trustee
John E. Steuri

/s/ BARBARA A. KING*	Trustee
Barbara A. King

/s/ PETER M. SOMMERHAUSER*	Trustee
Peter M. Sommerhauser

/s/ JAMES P. HACKETT*	Trustee
James P. Hackett

/s/ JOHN M. BREMER*	Trustee
John M. Bremer

/s/ PETER W. BRUCE*	Trustee
Peter W. Bruce

/s/ DAVID A. ERNE*	Trustee
David A. Erne

/s/ MARGERY KRAUS*	Trustee
Margery Kraus

/s/ CONNIE K. DUCKWORTH*	Trustee
Connie K. Duckworth

/s/ ULICE PAYNE, JR.*	Trustee
Ulice Payne, Jr.

/s/ DAVID J. DRURY*	Trustee
David J. Drury

/s/ HANS HELMEICH*	Trustee
Hans Helmerich

*By:	/s/ EDWARD J. ZORE
Edward J. Zore, Attorney in fact, pursuant to the Power of Attorney attached hereto

Each of the signatures is affixed as of April 20, 2007

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

TRUSTEES’

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that each of the undersigned Trustees of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, organized by a special act of the Wisconsin Legislature (the “Company”), by his or her execution hereof, or an identical counterpart hereof, does hereby constitute and appoint each or either of Edward J. Zore and John M. Bremer, as his or her attorney-in-fact and agent, and in his or her name, place and stead, to execute and sign any registration statement, including any pre-effective or post-effective amendments thereto, together with all exhibits and schedules thereto and other documents and instruments associated therewith to be filed on either Form N-4 or Form N-6 (or on any other applicable form) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 and/or the Investment Company Act of 1940 in connection with variable contracts issued through separate accounts that are established by the Company, including the following:

(a)	NML Variable Annuity Account A (333-72913);

(b)	NML Variable Annuity Account A (Fee-Based) (333-133380);

(c)	NML Variable Annuity Account B (2-29240);

(d)	Select Variable Annuity Fee-Based (333-33232);

(e)	NML Variable Annuity Account C (2-89905-01);

(f)	NML Variable Annuity Account C (Network Edition) (333-133381);

(g)	Northwestern Mutual Variable Life Account (2-89972);

(h)	Northwestern Mutual Variable CompLife (33-89188);

(i)	Northwestern Mutual Variable Executive Life (333-36865);

(j)	Northwestern Mutual Variable Joint Life (333-59103); and

(k)	The new Variable Life Contracts to be issued through the Northwestern Mutual Variable Life Account II and filed with the SEC beginning in July, 2006.

Each of the undersigned does hereby further authorize each or either of said attorneys-in-fact and agents to make said filings with the SEC and with any federal or state securities or insurance regulatory authority as they determine to be required or necessary. Each of the undersigned hereby ratifies and confirms all acts of each and either of said attorneys-in-fact and agents which they may lawfully do or cause to be done by virtue hereof. As used herein, “variable contracts” means any contracts providing for benefits or values which may vary according to the investment experience of the separate account associated therewith, including variable annuity contracts and variable life insurance policies.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 26th day of July, 2006.

/s/ EDWARD E. BARR	Trustee
Edward E. Barr

/s/ JOHN M. BREMER	Trustee
John M. Bremer

/s/ PETER W. BRUCE	Trustee
Peter W. Bruce

/s/ ROBERT C. BUCHANAN	Trustee
Robert C. Buchanan

/s/ GEORGE A. DICKERMAN	Trustee
George A. Dickerman

/s/ DAVID J. DRURY	Trustee
David J. Drury

/s/ CONNIE K. DUCKWORTH	Trustee
Connie K. Duckworth

/s/ DAVID A. ERNE	Trustee
David A. Erne

/s/ JAMES P. HACKETT	Trustee
James P. Hackett

/s/ HANS HELMERICH	Trustee
Hans Helmerich

/s/ STEPHEN F. KELLER	Trustee
Stephen F. Keller

/s/ BARBARA A. KING	Trustee
Barbara A. King

/s/ MARGERY KRAUS	Trustee
Margery Kraus

/s/ J. THOMAS LEWIS	Trustee
J. Thomas Lewis

/s/ ULICE PAYNE, JR.	Trustee
Ulice Payne, Jr.

/s/ H. MASON SIZEMORE, JR.	Trustee
H. Mason Sizemore, Jr.

/s/ PETER M. SOMMERHAUSER	Trustee
Peter M. Sommerhauser

/s/ JOHN E. STEURI	Trustee
John E. Steuri

/s/ JOHN J. STOLLENWERK	Trustee
John J. Stollenwerk

/s/ BARRY L. WILLIAMS	Trustee
Barry L. Williams

/s/ KATHRYN D. WRISTON	Trustee
Kathryn D. Wriston

/s/ EDWARD J. ZORE	Trustee
Edward J. Zore

EXHIBIT INDEX

EXHIBITS FILED WITH FORM N-6

POST-EFFECTIVE AMENDMENT NO. 13 TO

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

FOR

NORTHWESTERN MUTUAL VARIABLE JOINT LIFE

Exhibit	Description
(k)	Opinion and Consent of Robert J. Berdan, Esq. dated April 20, 2007	Filed herewith

(n)	Consent of PricewaterhouseCoopers LLP dated April 20, 2007	Filed herewith